                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                 ZENITH LIFE--VARIABLE LIFE INSURANCE POLICIES
       ZENITH LIFE ONE--SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2004 TO
                         PROSPECTUS DATED MAY 1, 1988

   This supplement updates certain information contained in the prospectus dated May 1, 1988, as annually and periodically supplemented. You should read and retain this supplement with your Policy. We will send you an additional copy of the prospectus as supplemented, without charge, on written request. The Zenith Life and Zenith Life One Policies are no longer available for sale.

   NELICO is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



           YOUR PRIVACY NOTICE IS ON THE LAST TWO PAGES OF THIS BOOK

                         INTRODUCTION TO THE POLICIES

EXCHANGE PROGRAM

   We have applied to the Securities and Exchange Commission for approval of an exchange program under which Zenith Life Policy Owners may be able to exchange their Policy for a flexible premium variable life insurance policy issued by us--Zenith Flexible Life 2001--if their Policy meets certain conditions. Under the terms of the exchange program, we would waive the sales, premium and federal tax charges that would otherwise be payable on the cash value that is transferred to the Zenith Flexible Life 2001 policy. The exchange program would not apply to Zenith Life One Policies. Please contact your registered representative about the availability of this exchange program.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

Premium Payments........................ New England Financial
                                         P.O. Box 4332
                                         Carol Stream, IL 60197-4332

Payment Inquiries and Correspondence.... New England Financial/MetLife
                                         P.O.Box 30440
                                         Tampa, FL 33630-3440

Beneficiary and Ownership Changes....... New England Financial/MetLife
                                         P.O.Box 541
                                         Warwick, RI 02887-0541
Surrenders, Loans, Withdrawals           New England Financial/MetLife
  and Sub-Account Transfers.............
                                         P.O.Box 543
                                         Warwick, RI 02887-0543

Death Claims............................ New England Financial/MetLife
                                         P.O.Box 542
                                         Warwick, RI 02887-0542

Sub-Account Transfers...................
                                         (800) 200-2214

All Other Telephone Transactions
  and Inquiries.........................
                                         (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at
(800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com (beginning on or about May 27, 2004). We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or

Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

   The following table shows the annual operating expenses for each eligible Fund for the year ended December 31, 2003 (anticipated annual operating expenses for 2004 for the Neuberger Berman Real Estate Portfolio), before and after any applicable fee waivers and expense reimbursements.

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         GROSS
                                                                         TOTAL    FEE WAIVERS   NET TOTAL
                                              MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL
                                                 FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/
                                              ---------- -------- ----- -------- -------------- ----------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
Davis Venture Value Portfolio                    .74%      .05%    .00%    .79%       .00%          .79%
FI International Stock Portfolio                 .86%      .23%    .00%   1.09%       .00%         1.09%
FI Mid Cap Opportunities Portfolio               .69%      .08%    .00%    .77%       .00%          .77%
FI Value Leaders Portfolio                       .67%      .07%    .00%    .74%       .00%          .74%
Franklin Templeton Small Cap Growth Portfolio    .90%      .42%    .00%   1.32%       .17%         1.15%/2/
Harris Oakmark Focused Value Portfolio           .75%      .05%    .00%    .80%       .00%          .80%
Harris Oakmark Large Cap Value Portfolio         .74%      .09%    .00%    .83%       .00%          .83%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio                                      .25%      .09%    .00%    .34%       .00%          .34%
Loomis Sayles Small Cap Portfolio                .90%      .09%    .00%    .99%       .00%          .99%
Met/Putnam Voyager Portfolio                     .80%      .27%    .00%   1.07%       .07%         1.00%/2/
MetLife Mid Cap Stock Index Portfolio            .25%      .15%    .00%    .40%       .00%          .40%
MetLife Stock Index Portfolio                    .25%      .06%    .00%    .31%       .00%          .31%
MFS Investors Trust Portfolio                    .75%      .36%    .00%   1.11%       .11%         1.00%/2/
MFS Total Return Portfolio                       .50%      .19%    .00%    .69%       .00%          .69%
Morgan Stanley EAFE(R) Index Portfolio           .30%      .41%    .00%    .71%       .00%          .71%

                                                                        GROSS
                                                                        TOTAL    FEE WAIVERS   NET TOTAL
                                             MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL
                                                FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/
                                             ---------- -------- ----- -------- -------------- ----------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES) (CONTINUED)
Neuberger Berman Partners Mid Cap Value
  Portfolio                                     .69%      .11%    .00%    .80%       .00%          .80%
Russell 2000(R) Index Portfolio                 .25%      .22%    .00%    .47%       .00%          .47%
Salomon Brothers Strategic Bond
  Opportunities Portfolio                       .65%      .16%    .00%    .81%       .00%          .81%
Salomon Brothers U.S. Government Portfolio      .55%      .10%    .00%    .65%       .00%          .65%
Scudder Global Equity Portfolio                 .64%      .20%    .00%    .84%       .00%          .84%
State Street Research Aggressive Growth
  Portfolio                                     .73%      .08%    .00%    .81%       .00%          .81%
State Street Research Aurora Portfolio          .85%      .08%    .00%    .93%       .00%          .93%
State Street Research Bond Income Portfolio     .40%      .07%    .00%    .47%       .00%          .47%
State Street Research Diversified Portfolio     .44%      .07%    .00%    .51%       .00%          .51%
State Street Research Investment Trust
  Portfolio                                     .49%      .07%    .00%    .56%       .00%          .56%
State Street Research Large Cap Growth
  Portfolio                                     .73%      .07%    .00%    .80%       .00%          .80%
State Street Research Large Cap Value
  Portfolio                                     .70%      .35%    .00%   1.05%       .10%          .95%/2/
State Street Research Money Market Portfolio    .35%      .05%    .00%    .40%       .00%          .40%
T. Rowe Price Large Cap Growth Portfolio        .63%      .16%    .00%    .79%       .00%          .79%
T. Rowe Price Small Cap Growth Portfolio        .52%      .11%    .00%    .63%       .00%          .63%
Zenith Equity Portfolio                         .67%      .08%    .00%    .75%       .00%          .75%/3/

MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark International Portfolio          .85%      .36%    .00%   1.21%       .01%         1.20%/4/
Janus Aggressive Growth Portfolio               .78%      .12%    .00%    .90%       .00%          .90%/4/
Lord Abbett Bond Debenture Portfolio            .60%      .10%    .00%    .70%       .00%          .70%/5/
Met/AIM Mid Cap Core Equity Portfolio           .75%      .21%    .00%    .96%       .01%          .95%/4/
Met/AIM Small Cap Growth Portfolio              .90%      .26%    .00%   1.16%       .11%         1.05%/4/
MFS Research International Portfolio            .80%      .31%    .00%   1.11%       .01%         1.10%/4/
Neuberger Berman Real Estate Portfolio          .70%      .41%    .00%   1.11%       .21%          .90%/4,6/
PIMCO PEA Innovation Portfolio                  .95%      .31%    .00%   1.26%       .16%         1.10%/4/
PIMCO Total Return Portfolio                    .50%      .09%    .00%    .59%       .00%          .59%/5/
T. Rowe Price Mid-Cap Growth Portfolio          .75%      .17%    .00%    .92%       .00%          .92%/4/

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio                     .48%      .09%    .00%    .57%       .00%          .57%
VIP High Income Portfolio                       .58%      .11%    .00%    .69%       .00%          .69%
VIP Overseas Portfolio                          .73%      .17%    .00%    .90%       .00%          .90%

AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
American Funds Global Small Capitalization
  Fund                                          .80%      .03%    .25%   1.08%       .00%         1.08%
American Funds Growth Fund                      .37%      .02%    .25%    .64%       .00%          .64%
American Funds Growth-Income Fund               .33%      .01%    .25%    .59%       .00%          .59%

--------
/1/ Net Total Annual Expenses do not reflect expense reductions that certain Eligible Funds achieved as a result of directed brokerage arrangements.
/2/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2005, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.
/3/ The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio does not have a management fee, but has its own operating expenses, and also bears indirectly the management fees and other expenses of the Underlying Portfolios. Investing in a fund of funds involves some duplication of expenses, and may be more expensive than investing in a Portfolio that is not a fund of funds. MetLife Advisers maintains the equal division of assets among the Underlying Portfolios by rebalancing the Zenith Equity Portfolio's assets each fiscal quarter, however, expenses will fluctuate slightly during the course of each quarter. The Management Fee shown represents the Portfolio's combined pro rata share of the management fees of each of the Underlying Portfolios. The Other Expenses shown reflect the operating expenses of both the Portfolio and the Underlying Portfolios.
/4/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, 1.09% for the MFS Research International Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio.
/5/ Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio and .02% for the PIMCO Total Return Portfolio.
/6/ Expenses for the Neuberger Berman Real Estate Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolio's May 1, 2004 start date.

   An investment adviser or sub-adviser of an Eligible Fund or its affiliates may compensate NELICO and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of this compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages vary and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Policies. These Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, under which the Funds make payments to our affiliate, New England Securities Corporation, in consideration of services provided and expenses incurred by New England Securities Corporation in distributing the Funds' shares. These payments equal 0.25% of Variable Account assets invested in the Funds. New England Securities Corporation may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                                     ADVISER: METLIFE ADVISERS, LLC/1/

ELIGIBLE FUND                          SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                          -----------                 --------------------
Davis Venture Value Portfolio          Davis Selected Advisers,    Growth of capital.
                                       L.P./2/

FI International Stock Portfolio       Fidelity Management &       Long-term growth of capital.
(formerly, Putnam International        Research Company/3/
Stock Portfolio)

FI Mid Cap Opportunities Portfolio     Fidelity Management &       Long-term growth of capital.
(formerly, Janus Mid Cap Portfolio)/4/ Research Company/5/

FI Value Leaders Portfolio (formerly,  Fidelity Management &       Long-term growth of capital.
FI Structured Equity Portfolio)        Research Company

Franklin Templeton Small Cap           Franklin Advisers, Inc.     Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value           Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value         Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Lehman Brothers Aggregate Bond         Metropolitan Life Insurance To equal the performance of the Lehman
Index Portfolio                        Company                     Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio      Loomis, Sayles &            Long-term capital growth from investments in
                                       Company, L.P.               common stocks or other equity securities.

Met/Putnam Voyager Portfolio           Putnam Investment           Capital appreciation.
                                       Management, LLC

MetLife Mid Cap Stock Index            Metropolitan Life Insurance To equal the performance of the Standard &
Portfolio                              Company                     Poor's Mid Cap 400 Composite Stock Price
                                                                   Index.

MetLife Stock Index Portfolio          Metropolitan Life Insurance To equal the performance of the Standard &
                                       Company                     Poor's 500 Composite Stock Price Index.

MFS Investors Trust Portfolio          Massachusetts Financial     Long-term growth of capital with a secondary
                                       Services Company            objective to seek reasonable current income.

MFS Total Return Portfolio             Massachusetts Financial     Favorable total return through investment in a
                                       Services Company            diversified portfolio.

Morgan Stanley EAFE Index              Metropolitan Life Insurance To equal the performance of the MSCI EAFE
Portfolio                              Company                     Index.

Neuberger Berman Partners Mid          Neuberger Berman            Capital growth.
Cap Value Portfolio                    Management Inc.

METROPOLITAN SERIES FUND, INC.                                ADVISER: METLIFE ADVISERS, LLC/1/

ELIGIBLE FUND                     SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                     -----------                 --------------------
Russell 2000 Index Portfolio      Metropolitan Life Insurance To equal the return of the Russell 2000 Index.
                                  Company

Salomon Brothers Strategic Bond   Salomon Brothers Asset      To maximize total return consistent with
Opportunities Portfolio           Management Inc./6/          preservation of capital.

Salomon Brothers U.S. Government  Salomon Brothers Asset      To maximize total return consistent with
Portfolio                         Management Inc.             preservation of capital and maintenance of
                                                              liquidity.

Scudder Global Equity Portfolio   Deutsche Investment         Long-term growth of capital.
                                  Management Americas Inc.

State Street Research Aggressive  State Street Research &     Maximum capital appreciation.
Growth Portfolio                  Management Company

State Street Research Aurora      State Street Research &     High total return, consisting principally of
Portfolio                         Management Company          capital appreciation.

State Street Research Bond Income State Street Research &     A competitive total return primarily from
Portfolio                         Management Company          investing in fixed-income securities.

State Street Research Diversified State Street Research &     High total return while attempting to limit
Portfolio                         Management Company          investment risk and preserve capital.

State Street Research Investment  State Street Research &     Long-term growth of capital and income.
Trust Portfolio                   Management Company

State Street Research Large Cap   State Street Research &     Long-term growth of capital.
Growth Portfolio (formerly, Alger Management Company/7/
Equity Growth Portfolio)

State Street Research Large Cap   State Street Research &     Long-term growth of capital.
Value Portfolio                   Management Company

State Street Research Money       State Street Research &     A high level of current income consistent with
Market Portfolio/8/               Management Company          preservation of capital.

T. Rowe Price Large Cap Growth    T. Rowe Price Associates,   Long-term growth of capital, and secondarily,
Portfolio                         Inc.                        dividend income.

T. Rowe Price Small Cap Growth    T. Rowe Price Associates,   Long-term capital growth.
Portfolio                         Inc.

Zenith Equity Portfolio/9/        N/A                         Long-term capital appreciation.

MET INVESTORS SERIES TRUST                                    ADVISER: MET INVESTORS ADVISORY LLC

Harris Oakmark International      Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Janus Aggressive Growth Portfolio Janus Capital Management    Long-term growth of capital.
                                  LLC

Lord Abbett Bond Debenture        Lord, Abbett & Co. LLC      High current income and the opportunity for
Portfolio                                                     capital appreciation to produce a high total
                                                              return.

Met/AIM Mid Cap Core Equity       AIM Capital Management,     Long-term growth of capital.
Portfolio                         Inc.


ELIGIBLE FUND                        SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                        -----------                        --------------------
Met/AIM Small Cap Growth Portfolio   AIM Capital Management,            Long-term growth of capital.
                                     Inc.

MFS Research International           Massachusetts Financial            Capital appreciation.
Portfolio                            Services Company

Neuberger Berman Real Estate         Neuberger Berman                   Total return through investment in real estate
Portfolio                            Management Inc.                    securities, emphasizing both capital
                                                                        appreciation and current income.

PIMCO PEA Innovation Portfolio       PEA Capital LLC (formerly,         Capital appreciation; no consideration is given
(formerly, PIMCO Innovation          PIMCO Equity Advisors              to income.
Portfolio)                           LLC)

PIMCO Total Return Portfolio         Pacific Investment                 Maximum total return, consistent with the
                                     Management Company LLC             preservation of capital and prudent
                                                                        investment management.

T. Rowe Price Mid-Cap Growth         T. Rowe Price Associates,          Long-term growth of capital.
Portfolio                            Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS                                    ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                                        COMPANY

ELIGIBLE FUND                        SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                        -----------                        --------------------
VIP Equity-Income Portfolio          FMR Co., Inc.                      Reasonable income. The fund will also
                                                                        consider the potential for capital appreciation.
                                                                        The fund's goal is to achieve a yield which
                                                                        exceeds the composite yield on the securities
                                                                        comprising the Standard & Poor's 500 SM
                                                                        Index (S&P 500(R)).

VIP High Income Portfolio            FMR Co., Inc.                      A high level of current income, while also
                                                                        considering growth of capital.

VIP Overseas Portfolio               FMR Co., Inc.                      Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES                                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                                        COMPANY

ELIGIBLE FUND                        SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                        -----------                        --------------------
American Funds Global Small          N/A                                Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund           N/A                                Capital appreciation through stocks.

American Funds Growth-Income         N/A                                Capital appreciation and income.
Fund

--------
/1/ Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to December 16, 2003, Putnam Investment Management, LLC was the sub-adviser to this Portfolio.
/4/ On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an investment option up to that date merged with and into the Janus Mid Cap Portfolio, which was then renamed the FI Mid Cap Opportunities Portfolio.
/5/ Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.

/6/ The Portfolio also receives certain investment sub-advisory services from Citigroup Asset Management Limited, a London-based affiliate of Salomon Brothers Asset Management Inc.
/7/ Prior to May 1, 2004, Fred Alger Management, Inc. was the sub-adviser to this Portfolio.
/8/ An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.
/9/ The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                           PRINCIPAL POLICY FEATURES

TRANSFER OPTION/INVESTMENT AND TRANSFER OPTIONS

   We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Eligible Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Sub-Accounts made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Eligible Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Sub-Accounts and may be more restrictive with regard to certain policies or Sub-Accounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Eligible Fund shareholders. In addition, we cannot guarantee that the Eligible Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Eligible Funds.

   Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:

  . requiring you to send us by U.S. mail a signed, written request to make transfers;

  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests, or suspending the right to make such requests altogether;

  .  limiting the number of transfers you may make each Policy Year;

  .  charging a transfer fee or collecting a fund redemption fee;

  . denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and

  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.

If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Eligible Fund prospectuses for more details.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. Policies issued before June 21, 1988 are generally not classified as Modified Endowment Contracts unless they undergo such a change on or after June 21, 1988. The addition of a rider to an existing Policy, even one issued before June 21, 1988, is a change that could cause it to be classified as a Modified Endowment Contract. Moreover, any insurance policy received in exchange for a Modified Endowment Contract will also be classified as a Modified Endowment Contract. If a Policy described in the Zenith Life or Zenith Life One prospectuses is exchanged on or after June 21, 1988 for another life insurance policy, regardless of when the Policy was originally issued, the new insurance policy should be reviewed to determine how the rules regarding Modified Endowment Contracts may apply to the new policy.

    . ZENITH LIFE POLICIES. Normally, payment of the Policy's premiums will not cause it to be classified as a Modified Endowment Contract unless a change occurs after the Policy is issued that causes it to be so classified.

    . ZENITH LIFE ONE POLICIES. All Policies described in the Zenith Life One prospectus which were entered into on or after June 21, 1988 are classified as Modified Endowment Contracts.

   A current or prospective Policy Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

   Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL
  BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
 ------------------                        -----------------------------
C. Robert Henrikson** Chairman, President and Chief Executive Officer of NELICO since 2002 and President, U.S. Insurance and Financial Services Division of
                        Metropolitan Life Insurance Company since 2002. Formerly,
                        President, Institutional Business 1999-2002 of Metropolitan Life.

Eileen McDonnell***** Director of NELICO since 2003 and President, New England Financial
                        Distribution and Senior Vice President of Metropolitan Life Insurance
                        Company since 2003. Formerly, Senior Vice President 1995-2003 of
                        Guardian Life Insurance Company.

Stewart G. Nagler**   Director of NELICO since 1996 and Vice Chairman and Chief Financial
                        Officer of Metropolitan Life Insurance Company since 1998.

 NAME AND PRINCIPAL
  BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
 ------------------                        -----------------------------

Catherine A. Rein**** Director of NELICO since 1998 and President and Chief Executive Officer of Metropolitan Property and Casualty Insurance Company since
                        1999. Formerly, Senior Executive Vice President 1998-1999 of
                        Metropolitan Life Insurance Company.

Stanley J. Talbi**    Director of NELICO since 2002 and Senior Vice President of
                        Metropolitan Life Insurance Company since 1974.

Lisa M. Weber**       Director of NELICO since 2000 and Senior Executive Vice President and
                        Chief Administrative Officer of Metropolitan Life Insurance Company
                        since 2001. Formerly, Executive Vice President 1998-2001 of
                        Metropolitan Life.

William J. Wheeler**  Director of NELICO since 2002 and Senior Vice President of
                        Metropolitan Life Insurance Company since 1997.

               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

     NAME AND PRINCIPAL
      BUSINESS ADDRESS                           PRINCIPAL BUSINESS EXPERIENCE
     ------------------                          -----------------------------
David W. Allen*              Senior Vice President of NELICO since 1996 and Vice President and
                               Senior Actuary of Metropolitan Life Insurance Company since 2000.

James D. Gaughan**           Secretary and Clerk of NELICO since 2002 and Assistant Vice President and Assistant Secretary of Metropolitan Life Insurance Company
                               since 2001. Formerly, Corporate Counsel 1999-2001 in private practice.

Alan C. Leland, Jr.*         Senior Vice President of NELICO since 1996 and Vice President of
                               Metropolitan Life Insurance Company since 2000.

Hugh C. Mc Haffie*           Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company since 2000. Formerly, Vice
                               President 1994-1999 of Manufacturers Life Insurance Company of
                               North America.

Scott D. McInturff *         Senior Vice President and Actuary of NELICO since 2003 and Senior
                               Vice President of Metropolitan Life Insurance Company since 2000.
                               Formerly, Vice President and Actuary 1998-2003 of NELICO.

Joseph J. Prochaska, Jr. *** Senior Vice President and Chief Accounting Officer of NELICO since
                               2004 and Senior Vice President and Chief Accounting Officer of
                               Metropolitan Life Insurance Company since 2003. Formerly, Senior
                               Vice President and Controller 2000-2003 of Aon Corporation.

Anthony J. Williamson ***    Senior Vice President and Treasurer (Principal Financial Officer) of
                               NELICO since 2002 and Senior Vice President and Treasurer of
                               Metropolitan Life Insurance Company since 2001. Formerly, Senior
                               Vice President 1998-2001 of Metropolitan Life.

--------
    *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is One Madison Avenue, New York, NY 10010.
  ***The principal business address is One MetLife Plaza, 27-01 Queens Plaza
     North, Long Island City, NY 11101.
 ****The principal business address is Metropolitan Property and Casualty
     Company, 700 Quaker Lane, Warwick, RI 02887.
*****The principal business address is 600 Plaza II, Jersey City, NJ 07311.

                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and by qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.


                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                                    EXPERTS

   The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The consolidated financial statements of NELICO and subsidiaries included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No.
142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2003, the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of the Separate Account of NELICO as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida
April 16, 2004

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2003

                                                                                           STATE STREET
                                                                            STATE STREET     RESEARCH
                                                                              RESEARCH        MONEY        MFS TOTAL
                                                            ZENITH EQUITY   BOND INCOME       MARKET        RETURN
                                                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   ------------   ------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $760,599,741    $         --   $         --   $        --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --     145,695,598             --            --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --    104,426,972            --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --             --    84,137,950
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................            --              --             --            --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --              --             --            --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --             --            --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --             --            --
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................            --              --             --            --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --              --             --            --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --             --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --             --            --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --             --            --
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --             --            --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --             --            --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --             --            --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --             --            --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --             --            --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --             --            --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --             --            --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --             --            --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --             --            --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --             --            --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --             --            --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --             --            --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --             --            --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --             --            --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --             --            --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --             --            --
                                                            ------------    ------------   ------------   -----------
Total Investments.........................................   760,599,741     145,695,598    104,426,972    84,137,950
Cash and Accounts Receivable..............................            --              --         63,146            --
                                                            ------------    ------------   ------------   -----------
Total Assets..............................................   760,599,741     145,695,598    104,490,118    84,137,950
LIABILITIES:
Due to New England Life Insurance Company.................     4,463,659       1,114,512        409,111       643,369
                                                            ------------    ------------   ------------   -----------
NET ASSETS................................................  $756,136,082    $144,581,086   $104,081,007   $83,494,581
                                                            ============    ============   ============   ===========


                                                               HARRIS
                                                               OAKMARK      FI STRUCTURED   LOOMIS SAYLES
                                                            FOCUSED VALUE      EQUITY         SMALL CAP      BALANCED
                                                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   -------------   -------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $         --     $        --    $         --    $        --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --              --              --             --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --              --             --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --              --             --
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................   166,881,404              --              --             --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --      76,733,046              --             --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --     144,236,113             --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --              --     18,739,115
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................            --              --              --             --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --              --              --             --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --              --             --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --              --             --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --              --             --
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --              --             --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --              --             --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --              --             --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --              --             --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --              --             --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --              --             --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --              --             --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --              --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --              --             --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --              --             --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --              --             --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --              --             --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --              --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --              --             --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --              --             --
                                                            ------------     -----------    ------------    -----------
Total Investments.........................................   166,881,404      76,733,046     144,236,113     18,739,115
Cash and Accounts Receivable..............................            --              --              --             --
                                                            ------------     -----------    ------------    -----------
Total Assets..............................................   166,881,404      76,733,046     144,236,113     18,739,115
LIABILITIES:
Due to New England Life Insurance Company.................     1,221,342         652,015       1,081,590        252,341
                                                            ------------     -----------    ------------    -----------
NET ASSETS................................................  $165,660,062     $76,081,031    $143,154,523    $18,486,774
                                                            ============     ===========    ============    ===========

                                                                                                            SALOMON
                                                                                             SALOMON       BROTHERS
                                                                                            BROTHERS       STRATEGIC         MFS
                                                            DAVIS VENTURE   ALGER EQUITY      U.S.           BOND         INVESTORS
                                                                VALUE          GROWTH      GOVERNMENT    OPPORTUNITIES      TRUST
                                                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   ------------   -----------   -------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $         --    $         --   $       --     $       --     $       --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --              --           --             --             --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --           --             --             --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --           --             --             --
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................            --              --           --             --             --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --              --           --             --             --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --           --             --             --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --           --             --             --
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................   305,379,215              --           --             --             --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --     227,409,416           --             --             --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --    1,026,559             --             --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --           --      1,634,242             --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --           --             --      5,580,792
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --           --             --             --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --           --             --             --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --           --             --             --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --           --             --             --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --           --             --             --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --           --             --             --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --           --             --             --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --           --             --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --           --             --             --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --           --             --             --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --           --             --             --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --           --             --             --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --           --             --             --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --           --             --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --           --             --             --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --           --             --             --
                                                            ------------    ------------   ----------     ----------     ----------
Total Investments.........................................   305,379,215     227,409,416    1,026,559      1,634,242      5,580,792
Cash and Accounts Receivable..............................            --              --        2,363          3,762             --
                                                            ------------    ------------   ----------     ----------     ----------
Total Assets..............................................   305,379,215     227,409,416    1,028,922      1,638,004      5,580,792
LIABILITIES:
Due to New England Life Insurance Company.................     2,693,950       2,053,818           --             --        139,469
                                                            ------------    ------------   ----------     ----------     ----------
NET ASSETS................................................  $302,685,265    $225,355,598   $1,028,922     $1,638,004     $5,441,323
                                                            ============    ============   ==========     ==========     ==========

                       See Notes to Financial Statements.


        MFS                                                                       FI         STATE STREET
     RESEARCH      FI MID CAP      JANUS MID    MET/PUTNAM    RUSSELL 2000   INTERNATIONAL     RESEARCH     METLIFE STOCK
     MANAGERS     OPPORTUNITIES       CAP         VOYAGER        INDEX           STOCK          AURORA          INDEX
    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
    -----------   -------------   -----------   -----------   ------------   -------------   ------------   -------------
             --    $       --     $        --   $       --    $        --     $        --    $        --    $         --
    $
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
     10,269,672
                    1,183,924              --           --             --              --             --              --
             --
                           --      28,931,714           --             --              --             --              --
             --
                           --              --    7,619,165             --              --             --              --
             --
                           --              --           --     13,941,853              --             --              --
             --
                           --              --           --             --      36,084,182             --              --
             --
                           --              --           --             --              --     57,748,915              --
             --
                           --              --           --             --              --             --     202,659,246
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
     10,269,672     1,183,924      28,931,714    7,619,165     13,941,853      36,084,182     57,748,915     202,659,246
             --            --              --           --             --              --             --              --
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
     10,269,672     1,183,924      28,931,714    7,619,165     13,941,853      36,084,182     57,748,915     202,659,246
        145,951        47,125         371,818      202,114        160,274         415,628        544,566       1,695,338
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
    $10,123,721    $1,136,799     $28,559,896   $7,417,051    $13,781,579     $35,668,554    $57,204,349    $200,963,908
    ===========    ==========     ===========   ==========    ===========     ===========    ===========    ============

                                                                                            NEUBERGER
       LEHMAN                                   FRANKLIN     STATE STREET   STATE STREET     BERMAN        HARRIS
      BROTHERS       MORGAN      METLIFE MID    TEMPLETON      RESEARCH       RESEARCH      PARTNERS       OAKMARK
      AGGREGATE      STANLEY      CAP STOCK     SMALL CAP     INVESTMENT     LARGE CAP       MID CAP      LARGE CAP
     BOND INDEX    EAFE INDEX       INDEX        GROWTH         TRUST          VALUE          VALUE         VALUE
     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
     -----------   -----------   -----------   -----------   ------------   ------------   -----------   -----------
     $        --   $       --    $       --    $       --      $     --      $       --    $       --    $       --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
      26,236,730           --            --            --            --              --            --            --
              --    4,951,628            --            --            --              --            --            --
              --           --     6,536,769            --            --              --            --            --
              --           --            --     3,395,790            --              --            --            --
              --           --            --            --       954,617              --            --            --
              --           --            --            --            --       2,255,304            --            --
              --           --            --            --            --              --     9,699,593            --
              --           --            --            --            --              --            --     5,701,982
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
      26,236,730    4,951,628     6,536,769     3,395,790       954,617       2,255,304     9,699,593     5,701,982
              --           --            --            --            --              --            --            --
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
      26,236,730    4,951,628     6,536,769     3,395,790       954,617       2,255,304     9,699,593     5,701,982
         296,520      129,009       218,969        48,182        42,690          88,188       117,122        92,455
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
     $25,940,210   $4,822,619    $6,317,800    $3,347,608      $911,927      $2,167,116    $9,582,471    $5,609,527
     ===========   ==========    ==========    ==========      ========      ==========    ==========    ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2003

                                                AMERICAN FUNDS   AMERICAN FUNDS    AMERICAN FUNDS      FIDELITY        FIDELITY
                                                    GROWTH       GROWTH-INCOME    GLOBAL SMALL CAP   EQUITY-INCOME     OVERSEAS
                                                 SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                                                --------------   --------------   ----------------   -------------   ------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (2,168,658 Shares; cost $85,759,539).........   $98,673,954      $        --       $        --      $         --    $         --
American Funds Growth-Income Portfolio
 (1,863,000 Shares; cost $52,726,265).........            --       62,373,245
American Funds Global Small Cap Portfolio
 (1,162,785 Shares; cost $12,995,814).........            --               --        16,372,012                --              --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,862,996 Shares; cost $145,095,597)........            --               --                --       159,084,247              --
Fidelity VIP Overseas Portfolio
 (7,767,987 Shares; cost $138,098,000)........            --               --                --                --     121,102,917
Fidelity VIP High Income Portfolio
 (4,165,990 Shares; cost $25,237,703).........            --               --                --                --              --
Fidelity VIP Asset Manager Portfolio
 (1,332,604 Shares; cost $19,583,954).........            --               --                --                --              --
MET INVESTORS TRUST FUNDS ("MET INVESTORS
 FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (890,465 Shares; cost $5,021,550)............            --               --                --                --              --
PIMCO Total Return Portfolio
 (2,115,544 Shares; cost $24,136,486).........            --               --                --                --              --
PIMCO Innovation Portfolio
 (664,388 Shares; cost $2,702,269)............            --               --                --                --              --
Met/AIM Mid Cap Core Equity Portfolio
 (209,507 Shares; cost $2,198,036)............            --               --                --                --              --
Met/AIM Small Cap Growth Portfolio
 (304,605 Shares; cost $3,040,711)............            --               --                --                --              --
Harris Oakmark International Portfolio
 (445,153 Shares; cost $4,711,909)............            --               --                --                --              --
Janus Aggressive Growth Portfolio
 (303,929 Shares; cost $1,762,647)............            --               --                --                --              --
                                                 -----------      -----------       -----------      ------------    ------------
Total investments.............................    98,673,954       62,373,245        16,372,012       159,084,247     121,102,917
Cash and Accounts Receivable..................            --               --                --                --              --
                                                 -----------      -----------       -----------      ------------    ------------
Total assets..................................    98,673,954       62,373,245        16,372,012       159,084,247     121,102,917
LIABILITIES:
Due to New England Life Insurance Company.....       469,791        2,111,848           201,523         1,145,875         914,667
                                                 -----------      -----------       -----------      ------------    ------------
NET ASSETS....................................   $98,204,163      $60,261,397       $16,170,489      $157,938,372    $120,188,250
                                                 ===========      ===========       ===========      ============    ============

                       See Notes to Financial Statements.

     FIDELITY       FIDELITY      T. ROWE PRICE       PIMCO          PIMCO            MET/AIM             MET/AIM
    HIGH INCOME   ASSET MANAGER   MID CAP GROWTH   TOTAL RETURN   INNOVATION    MID CAP CORE EQUITY   SMALL CAP GROWTH
    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
    -----------   -------------   --------------   ------------   -----------   -------------------   ----------------
    $       --     $        --      $       --     $        --    $       --        $       --           $       --
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
    28,953,629              --              --              --            --                --                   --
            --      19,269,458              --              --            --                --                   --
            --              --       5,690,069              --            --                --                   --
            --              --              --      24,561,470            --                --                   --
            --              --              --              --     3,208,992                --                   --
            --              --              --              --            --         2,583,216                   --
            --              --              --              --            --                --            3,664,396
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    28,953,629      19,269,458       5,690,069      24,561,470     3,208,992         2,583,216            3,664,396
            --              --              --              --     1,085,963                --                   --
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    28,953,629      19,269,458       5,690,069      24,561,470     4,294,955         2,583,216            3,664,396
       374,768         247,510         523,763         281,509            --            59,836               95,676
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    $28,578,861    $19,021,948      $5,166,306     $24,279,961    $4,294,955        $2,523,380           $3,568,720
    ===========    ===========      ==========     ===========    ==========        ==========           ==========

     HARRIS OAKMARK         JANUS
     INTERNATIONAL    AGGRESSIVE GROWTH
      SUB-ACCOUNT        SUB-ACCOUNT
     --------------   -----------------
       $       --        $       --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
        5,292,872                --
               --         2,136,622
       ----------        ----------
        5,292,872         2,136,622
               --                --
       ----------        ----------
        5,292,872         2,136,622
           70,312            87,430
       ----------        ----------
       $5,222,560        $2,049,192
       ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                   ZENITH EQUITY                       STATE STREET RESEARCH BOND INCOME
                                                    SUB-ACCOUNT                                   SUB-ACCOUNT
                                    --------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED           ENDED           ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002            2001            2003           2002           2001
                                    ------------   -------------   -------------   ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $ 1,820,842    $  2,662,934    $ 14,861,966     $4,545,688     $5,955,168     $7,824,384
 Expenses.........................    4,126,251       4,419,284       5,409,982        854,253        813,619        639,637
                                    ------------   -------------   -------------    ----------     ----------     ----------
Net investment (loss) income......   (2,305,409)     (1,756,350)      9,451,984      3,691,435      5,141,549      7,184,747
                                    ------------   -------------   -------------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............   (8,134,637)     15,512,708      (2,138,650)       657,629      1,095,749         (7,181)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........  193,027,791    (202,056,844)   (195,071,228)     3,019,330      3,365,793        291,924
                                    ------------   -------------   -------------    ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........  184,893,154    (186,544,136)   (197,209,878)     3,676,959      4,461,542        284,743
                                    ------------   -------------   -------------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $182,587,745   $(188,300,486)  $(187,757,894)   $7,368,394     $9,603,091     $7,469,490
                                    ============   =============   =============    ==========     ==========     ==========

                                        STATE STREET RESEARCH MONEY MARKET
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001
                                    ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................    $857,854      $1,416,764     $3,437,775
 Expenses.........................     555,804         531,130        495,268
                                      --------      ----------     ----------
Net investment (loss) income......     302,050         885,634      2,942,507
                                      --------      ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............         109              --             --
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........        (109)             --             --
                                      --------      ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........          --              --             --
                                      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................    $302,050      $  885,634     $2,942,507
                                      ========      ==========     ==========

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,034,967    $ 8,009,640    $13,736,454    $   194,451    $   227,624    $   378,221
        467,790        438,539        436,823        801,709        694,231        481,741
    -----------    ------------   ------------   -----------    ------------   -----------
        567,177      7,571,101     13,299,631       (607,258)      (466,607)      (103,520)
    -----------    ------------   ------------   -----------    ------------   -----------
       (590,219)       687,033        (18,326)     2,072,341      3,813,413         26,315
     11,635,702    (12,621,080)   (16,406,840)    37,646,195    (15,327,523)    16,647,698
    -----------    ------------   ------------   -----------    ------------   -----------
     11,045,483    (11,934,047)   (16,425,166)    39,718,536    (11,514,110)    16,674,013
    -----------    ------------   ------------   -----------    ------------   -----------
    $11,612,660    $(4,362,946)   $(3,125,535)   $39,111,278    $(11,980,717)  $16,570,493
    ===========    ============   ============   ===========    ============   ===========

                FI STRUCTURED EQUITY                       LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $   506,851    $   676,406    $   814,774    $        --    $   140,106    $ 10,644,439
         451,676        480,986        591,043        788,840        796,837         900,016
     -----------    ------------   ------------   -----------    ------------   ------------
          55,175        195,420        223,731       (788,840)      (656,731)      9,744,423
     -----------    ------------   ------------   -----------    ------------   ------------
      (3,299,189)     1,899,725       (100,512)       496,209      4,513,962          (5,616)
      19,298,428    (18,712,878)   (14,499,780)    38,409,165    (34,940,969)    (23,777,058)
     -----------    ------------   ------------   -----------    ------------   ------------
      15,999,239    (16,813,153)   (14,600,292)    38,905,374    (30,427,007)    (23,782,674)
     -----------    ------------   ------------   -----------    ------------   ------------
     $16,054,414    $(16,617,733)  $(14,376,561)  $38,116,534    $(31,083,738)  $(14,038,251)
     ===========    ============   ============   ===========    ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                     BALANCED                               DAVIS VENTURE VALUE
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001           2003           2002           2001
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $   492,235    $   387,846    $   712,069    $   962,168    $ 2,231,971    $25,909,682
 Expenses.........................      111,022        111,358        120,816      1,616,839      1,567,223      1,680,747
                                    -----------    -----------    -----------    -----------    ------------   ------------
Net investment (loss) income......      381,213        276,488        591,253       (654,671)       664,748     24,228,935
                                    -----------    -----------    -----------    -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............   (1,188,235)    (1,537,528)       (21,371)     2,248,831      8,638,974        (20,358)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    3,749,628     (1,288,815)    (1,463,815)    68,401,357    (56,221,915)   (55,778,227)
                                    -----------    -----------    -----------    -----------    ------------   ------------
Net realized and unrealized gains
 (losses) on investments..........    2,561,393     (2,826,343)    (1,485,186)    70,650,188    (47,582,941)   (55,798,585)
                                    -----------    -----------    -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $ 2,942,606    $(2,549,855)   $  (893,933)   $69,995,517    $(46,918,193)  $(31,569,650)
                                    ===========    ===========    ===========    ===========    ============   ============

                                               ALGER EQUITY GROWTH
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001
                                    ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $   113,475    $        --    $ 17,711,821
 Expenses.........................    1,277,023      1,346,954       1,827,854
                                    ------------   ------------   ------------
Net investment (loss) income......   (1,163,548)    (1,346,954)     15,883,967
                                    ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............  (16,506,451)     3,186,557      (3,900,025)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........   76,978,626    (92,753,612)    (51,416,836)
                                    ------------   ------------   ------------
Net realized and unrealized gains
 (losses) on investments..........   60,472,175    (89,567,055)    (55,316,861)
                                    ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $59,308,627    $(90,914,009)  $(39,432,894)
                                    ============   ============   ============

                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT             SALOMON BROTHERS STRATEGIC BOND
                   SUB-ACCOUNT                           OPPORTUNITIES SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
      $ 21,915       $41,032        $50,491        $ 29,958       $ 85,774       $ 93,555
        10,473           702          7,530          14,640         11,878         10,518
      --------       -------        -------        --------       --------       --------
        11,172        40,330         42,961          15,318         73,896         83,037
      --------       -------        -------        --------       --------       --------
        17,323         7,689             86            (968)       (26,212)           340
       (20,770)       24,678          4,160         144,628         52,240        (18,408)
      --------       -------        -------        --------       --------       --------
        (3,447)       32,367          4,246         143,660         26,028        (18,068)
      --------       -------        -------        --------       --------       --------
      $  7,725       $72,697        $47,207        $158,978       $ 99,924       $ 64,969
      ========       =======        =======        ========       ========       ========

                MFS INVESTORS TRUST                         MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $   14,939    $    20,402     $  17,364     $    81,094    $    18,116    $   129,228
          26,952         25,204        24,863          57,129         63,539         81,648
      ----------    -----------     ---------     -----------    -----------    -----------
         (12,013)        (4,802)       (7,499)         23,965        (45,423)        47,580
      ----------    -----------     ---------     -----------    -----------    -----------
        (409,975)      (398,792)      (11,947)     (1,791,509)    (2,345,654)      (277,116)
       1,376,363       (679,536)     (702,670)      3,705,437       (643,921)    (3,572,735)
      ----------    -----------     ---------     -----------    -----------    -----------
         966,388     (1,078,328)     (714,617)      1,913,928     (2,989,575)    (3,849,851)
      ----------    -----------     ---------     -----------    -----------    -----------
      $  954,375    $(1,083,130)    $(722,116)    $ 1,937,893    $(3,034,998)   $(3,802,271)
      ==========    ===========     =========     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                        FI MID CAP OPPORTUNITIES                     JANUS MID CAP
                                              SUB-ACCOUNT                             SUB-ACCOUNT
                                     ------------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO       ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002             2003           2002            2001
                                     ------------   ---------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $ 15,111         $   --        $        --    $        --     $         --
 Expenses..........................       2,802             62            145,350        135,700          161,569
                                       --------         ------        -----------    ------------    ------------
Net investment (loss) income.......      12,309            (62)          (145,350)      (135,700)        (161,569)
                                       --------         ------        -----------    ------------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     127,595            186         (8,848,297)   (12,257,869)        (417,064)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........      72,556          1,330         16,405,131      3,466,757      (11,300,813)
                                       --------         ------        -----------    ------------    ------------
Net realized and unrealized gains
 (losses) on investments...........     200,151          1,516          7,556,834     (8,791,112)     (11,717,877)
                                       --------         ------        -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $212,460         $1,454        $ 7,411,484    $(8,926,812)    $(11,879,446)
                                       ========         ======        ===========    ============    ============

                                                  MET/PUTNAM VOYAGER
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................  $        --    $        --     $        --
 Expenses..........................       35,622         33,891          36,744
                                     -----------    -----------     -----------
Net investment (loss) income.......      (35,622)       (33,891)        (36,744)
                                     -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............   (1,420,059)    (2,630,379)       (249,945)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........    3,007,526        539,725      (2,008,286)
                                     -----------    -----------     -----------
Net realized and unrealized gains
 (losses) on investments...........    1,587,467     (2,090,654)     (2,258,231)
                                     -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $ 1,551,845    $(2,124,545)    $(2,294,975)
                                     ===========    ===========     ===========

                       See Notes to Financial Statements.

                 RUSSELL 2000 INDEX                          FI INTERNATIONAL STOCK
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
     $   61,730    $    40,726       $ 10,030      $   208,174    $   206,841    $   766,200
         50,761         33,860         22,945          180,795        152,218        138,598
     ----------    -----------       --------      -----------    -----------    -----------
         10,969          6,866        (12,915)          27,379         54,623        627,602
     ----------    -----------       --------      -----------    -----------    -----------
       (218,557)      (563,915)       (22,652)      (1,596,931)      (449,822)      (115,753)
      4,042,967     (1,042,793)       337,385        9,520,606     (4,539,403)    (5,013,560)
     ----------    -----------       --------      -----------    -----------    -----------
      3,824,410     (1,606,708)       314,733        7,923,675     (4,989,225)    (5,129,313)
     ----------    -----------       --------      -----------    -----------    -----------
     $3,835,379    $(1,599,842)      $301,818      $ 7,951,054    $(4,934,602)   $(4,501,711)
     ==========    ===========       ========      ===========    ===========    ===========

             STATE STREET RESEARCH AURORA                      METLIFE STOCK INDEX
                     SUB-ACCOUNT                                   SUB-ACCOUNT
     --------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002            2001            2003           2002           2001
     ------------   ------------   --------------   ------------   ------------   ------------
     $        --    $   134,323       $     --      $ 3,035,764    $ 3,032,777    $  7,336,294
         220,330        122,294         33,101        1,108,540      1,116,031       1,296,360
     -----------    -----------       --------      -----------    ------------   ------------
        (220,330)        12,029        (33,101)       1,927,224      1,916,746       6,039,934
     -----------    -----------       --------      -----------    ------------   ------------
        (644,461)      (643,247)        (9,118)      (6,888,669)    (5,805,619)     26,752,426
      18,233,077     (7,624,022)       617,685       48,248,495    (42,875,959)    (59,509,369)
     -----------    -----------       --------      -----------    ------------   ------------
      17,588,616     (8,267,269)       608,567       41,359,826    (48,681,578)    (32,756,943)
     -----------    -----------       --------      -----------    ------------   ------------
     $17,368,286    $(8,255,240)      $575,466      $43,287,050    $(46,764,832)  $(26,717,009)
     ===========    ===========       ========      ===========    ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                      LEHMAN BROTHERS AGGREGATE BOND INDEX                MORGAN STANLEY EAFE INDEX
                                                  SUB-ACCOUNT                                    SUB-ACCOUNT
                                  --------------------------------------------   --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED       MAY 1, 2001 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2003           2002            2001            2003           2002            2001
                                  ------------   ------------   --------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends......................   $1,454,150     $  283,297       $    --        $   41,271     $   3,876        $    --
 Expenses.......................      117,048         56,571         6,116            14,729         5,176            591
                                   ----------     ----------       -------        ----------     ---------        -------
Net investment (loss) income....    1,337,102        226,726        (6,116)           26,542        (1,300)          (591)
                                   ----------     ----------       -------        ----------     ---------        -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions..........      226,944         85,942           822            (4,000)      (48,380)            16
Change in net unrealized
 appreciation (depreciation) of
 investments....................     (790,508)     1,000,240        44,782         1,159,515      (155,310)        (4,182)
                                   ----------     ----------       -------        ----------     ---------        -------
Net realized and unrealized
 gains (losses) on
 investments....................     (563,564)     1,086,182        45,604         1,155,515      (203,690)        (4,166)
                                   ----------     ----------       -------        ----------     ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $  773,538     $1,312,908       $39,488        $1,182,057     $(204,990)       $(4,757)
                                   ==========     ==========       =======        ==========     =========        =======

                                          METLIFE MID CAP STOCK INDEX
                                                  SUB-ACCOUNT
                                  --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2001 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2003           2002            2001
                                  ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends......................   $   21,611     $   7,631        $    --
 Expenses.......................       22,659        12,985          1,777
                                   ----------     ---------        -------
Net investment (loss) income....       (1,048)       (5,354)        (1,777)
                                   ----------     ---------        -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions..........      (99,390)      (54,202)            26
Change in net unrealized
 appreciation (depreciation) of
 investments....................    1,548,974      (478,537)        44,502
                                   ----------     ---------        -------
Net realized and unrealized
 gains (losses) on
 investments....................    1,449,584      (532,739)        44,528
                                   ----------     ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $1,448,536     $(538,093)       $42,751
                                   ==========     =========        =======

                       See Notes to Financial Statements.

    FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH INVESTMENT TRUST   STATE STREET RESEARCH LARGE CAP
                SUB-ACCOUNT                             SUB-ACCOUNT                        VALUE SUB-ACCOUNT
    ------------------------------------   --------------------------------------   -------------------------------
    FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR    FOR THE PERIOD
        ENDED       JANUARY 14, 2002 TO        ENDED         JANUARY 14, 2002 TO        ENDED       MAY 1, 2002 TO
    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
        2003                2002                2003                2002                2003             2002
    -------------   --------------------   --------------   ---------------------   -------------   ---------------
      $     --           $      --            $  4,032             $    551           $ 18,169         $  2,002
        10,623               3,846               2,173                  787              6,469              768
      --------           ---------            --------             --------           --------         --------
       (10,623)             (3,846)              1,859                 (236)            11,700            1,234
      --------           ---------            --------             --------           --------         --------
       (86,599)            (64,412)             (9,549)              (5,406)             7,098           (5,405)
       862,991            (199,380)            167,330              (37,833)           430,295          (10,014)
      --------           ---------            --------             --------           --------         --------
       776,392            (263,792)            157,781              (43,239)           437,393          (15,419)
      --------           ---------            --------             --------           --------         --------
      $765,769           $(267,638)           $159,640             $(43,475)          $449,093         $(14,185)
      ========           =========            ========             ========           ========         ========

     NEUBERGER BERMAN PARTNERS MID CAP
             VALUE SUB-ACCOUNT
     ----------------------------------
     FOR THE YEAR     FOR THE PERIOD
        ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,      DECEMBER 31,
         2003              2002
     ------------   -------------------
      $   17,255         $   1,558
          33,313             9,756
      ----------         ---------
         (16,058)           (8,198)
      ----------         ---------
         (53,468)          (18,580)
       2,029,909          (228,386)
      ----------         ---------
       1,976,441          (246,966)
      ----------         ---------
      $1,960,383         $(255,164)
      ==========         =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                       HARRIS OAKMARK LARGE CAP                 AMERICAN FUNDS GROWTH
                                           VALUE SUB-ACCOUNT                         SUB-ACCOUNT
                                     -----------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003           2002            2001
                                     ------------   --------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $     --        $  8,226      $    89,989    $    14,213      $ 703,326
 Expenses..........................      16,941           2,350          348,713        183,023         33,863
                                       --------        --------      -----------    -----------      ---------
Net investment (loss) income.......     (16,941)          5,876         (258,724)      (168,810)       669,463
                                       --------        --------      -----------    -----------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      12,721         (13,014)        (740,689)    (1,769,305)        (5,360)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........     855,125         (52,488)      20,874,621     (7,716,831)      (243,374)
                                       --------        --------      -----------    -----------      ---------
Net realized and unrealized gains
 (losses) on investments...........     867,846         (65,502)      20,133,932     (9,486,136)      (248,734)
                                       --------        --------      -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $850,905        $(59,626)     $19,875,208    $(9,654,946)     $ 420,729
                                       ========        ========      ===========    ===========      =========

                                             AMERICAN FUNDS GROWTH-INCOME
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................  $   534,735    $   308,267       $247,020
 Expenses..........................      220,319        127,280         27,140
                                     -----------    -----------       --------
Net investment (loss) income.......      314,416        180,987        219,880
                                     -----------    -----------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (344,078)      (667,401)        (4,325)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........   13,921,980     (4,433,373)       158,373
                                     -----------    -----------       --------
Net realized and unrealized gains
 (losses) on investments...........   13,577,902     (5,100,774)       154,048
                                     -----------    -----------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $13,892,318    $(4,919,787)      $373,928
                                     ===========    ===========       ========

                       See Notes to Financial Statements.

          AMERICAN FUNDS GLOBAL SMALL CAP                    FIDELITY EQUITY-INCOME
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
     $   59,233    $    39,924       $ 19,030      $ 2,453,994    $ 6,356,366    $11,204,132
         56,101         28,754          3,946          867,159        953,331      1,103,777
     ----------    -----------       --------      -----------    ------------   ------------
          3,132         11,170         15,084        1,586,835      5,403,035     10,100,355
     ----------    -----------       --------      -----------    ------------   ------------
        206,759       (190,487)        (4,543)       3,057,078      5,466,327         (2,881)
      4,450,306     (1,204,973)       130,865       32,047,140    (40,377,303)   (20,180,653)
     ----------    -----------       --------      -----------    ------------   ------------
      4,657,065     (1,395,460)       126,322       35,104,218    (34,910,976)   (20,183,534)
     ----------    -----------       --------      -----------    ------------   ------------
     $4,660,197    $(1,384,290)      $141,406      $36,691,053    $(29,507,941)  $(10,083,179)
     ==========    ===========       ========      ===========    ============   ============

                 FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $   787,294    $   781,287    $24,381,084    $ 1,497,530    $ 1,585,639    $ 1,758,933
         604,976        607,951        762,426        147,544        101,931         95,020
     -----------    ------------   ------------   -----------    -----------    -----------
         182,318        173,336     23,618,658      1,349,986      1,483,708      1,663,913
     -----------    ------------   ------------   -----------    -----------    -----------
      (5,236,010)    (2,238,040)   (23,051,827)    (4,099,423)    (5,162,418)      (408,150)
      42,374,348    (21,574,452)   (34,163,623)     8,050,306      4,578,778     (2,905,218)
     -----------    ------------   ------------   -----------    -----------    -----------
      37,138,338    (23,812,492)   (57,215,450)     3,950,883       (583,640)    (3,313,368)
     -----------    ------------   ------------   -----------    -----------    -----------
     $37,320,656    $(23,639,156)  $(33,596,792)  $ 5,300,869    $   900,068    $(1,649,455)
     ===========    ============   ============   ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                               FIDELITY ASSET MANAGER                T. ROWE PRICE MID CAP GROWTH
                                                    SUB-ACCOUNT                              SUB-ACCOUNT
                                     ------------------------------------------   ----------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
                                        ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                         2003           2002           2001           2003              2002
                                     ------------   ------------   ------------   ------------   -------------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................   $  592,256    $   633,629    $   849,491     $       --         $   9,464
 Expenses..........................      104,822        101,658        104,280         16,606             5,849
                                      ----------    -----------    -----------     ----------         ---------
Net investment (loss) income.......      487,434        531,971        745,211        (16,606)            3,615
                                      ----------    -----------    -----------     ----------         ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (872,306)      (432,857)       (35,169)      (186,614)         (132,297)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........    3,202,703     (1,776,281)    (1,423,225)     1,114,108          (445,589)
                                      ----------    -----------    -----------     ----------         ---------
Net realized and unrealized gains
 (losses) on investments...........    2,330,397     (2,209,138)    (1,458,394)       927,494          (577,886)
                                      ----------    -----------    -----------     ----------         ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $2,817,831    $(1,677,167)   $  (713,183)    $  910,888         $(574,271)
                                      ==========    ===========    ===========     ==========         =========

                                          PIMCO TOTAL RETURN
                                              SUB-ACCOUNT
                                     -----------------------------
                                     FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $499,758        $     --
 Expenses..........................     110,655          55,100
                                       --------        --------
Net investment (loss) income.......     389,103         (55,100)
                                       --------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     278,352          29,320
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........      81,019         343,965
                                       --------        --------
Net realized and unrealized gains
 (losses) on investments...........     359,371         373,285
                                       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $748,474        $318,185
                                       ========        ========

                       See Notes to Financial Statements.

             PIMCO INNOVATION             MET/AIM MID CAP CORE EQUITY      MET/AIM SMALL CAP GROWTH
               SUB-ACCOUNT                        SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------   -----------------------------   -----------------------------
    FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       JANUARY 14, 2002 TO      ENDED       MAY 1, 2002 TO      ENDED       MAY 1, 2002 TO
    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003              2002               2003            2002            2003            2002
    ------------   -------------------   ------------   --------------   ------------   --------------
      $     --          $      --          $ 22,307        $    852        $     --        $     --
         7,072              1,032             8,330           1,301          12,757           2,314
      --------          ---------          --------        --------        --------        --------
        (7,072)            (1,032)           13,977            (449)        (12,757)         (2,314)
      --------          ---------          --------        --------        --------        --------
        21,687           (177,812)            1,636          (1,711)        105,553         (12,284)
       526,988            (20,265)          399,111         (13,932)        704,818         (81,133)
      --------          ---------          --------        --------        --------        --------
       548,675           (198,077)          400,747         (15,643)        810,371         (93,417)
      --------          ---------          --------        --------        --------        --------
      $541,603          $(199,109)         $414,724        $(16,092)       $797,614        $(95,731)
      ========          =========          ========        ========        ========        ========

     HARRIS OAKMARK INTERNATIONAL              JANUS AGGRESSIVE GROWTH
              SUB-ACCOUNT                            SUB-ACCOUNT
     -----------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2001 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002            2003           2002            2001
     ------------   --------------   ------------   ------------   --------------
       $ 58,411        $    45        $      --      $      --        $     --
          5,947             59            8,972          6,201           1,591
       --------        -------        ---------      ---------        --------
         52,464            (14)          (8,972)        (6,201)         (1,591)
       --------        -------        ---------      ---------        --------
         12,684           (277)        (258,917)       (97,313)           (798)
        581,719           (756)         718,951       (305,291)        (39,685)
       --------        -------        ---------      ---------        --------
        594,403         (1,033)         460,034       (402,604)        (40,483)
       --------        -------        ---------      ---------        --------
       $646,867        $(1,047)       $ 451,062      $(408,805)       $(42,074)
       ========        =======        =========      =========        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                     ZENITH EQUITY                       STATE STREET RESEARCH BOND INCOME
                                                      SUB-ACCOUNT                                   SUB-ACCOUNT
                                     ---------------------------------------------   ------------------------------------------
                                       FOR THE         FOR THE       FOR THE YEAR      FOR THE        FOR THE      FOR THE YEAR
                                      YEAR ENDED     YEAR ENDED         ENDED         YEAR ENDED     YEAR ENDED       ENDED
                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002             2001            2003           2002           2001
                                     ------------   -------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (2,305,409)  $  (1,756,350)  $    9,451,984   $  3,691,435   $  5,141,549   $  7,184,747
 Net realized (losses) gains from
  security transactions............    (8,134,637)     15,512,708       (2,138,650)       657,629      1,095,749         (7,181)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................   193,027,791    (202,056,844)    (195,071,228)     3,019,330      3,365,793        291,924
                                     ------------   -------------   --------------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................   182,587,745    (188,300,486)    (187,757,894)     7,368,394      9,603,091      7,469,490
                                     ------------   -------------   --------------   ------------   ------------   ------------
From capital transactions:
 Net premiums......................    89,754,517     105,524,901      120,702,047     22,218,426     20,903,173     16,079,114
 Redemptions.......................   (51,388,819)    (50,874,532)     (49,494,401)    (7,580,949)    (5,188,578)    (3,983,921)
                                     ------------   -------------   --------------   ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    38,365,698      54,650,369       71,207,646     14,637,477     15,714,595     12,095,193
 Net Sub-Account transfers.........   (30,645,796)    (47,937,061)     (43,536,243)      (890,219)    11,316,930     21,636,526
 Net other transfers...............   (57,026,596)    (65,387,798)     (69,956,494)   (13,817,386)   (13,447,775)    (8,811,574)
                                     ------------   -------------   --------------   ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   (49,306,694)    (58,674,490)     (42,285,091)       (70,128)    13,583,750     24,920,145
                                     ------------   -------------   --------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........   133,281,051    (246,974,976)    (230,042,985)     7,298,266     23,186,841     32,389,635
NET ASSETS -- BEGINNING OF
 PERIOD............................   622,855,031     869,830,007    1,099,872,992    137,282,820    114,095,979     81,706,344
                                     ------------   -------------   --------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $756,136,082   $ 622,855,031   $  869,830,007   $144,581,086   $137,282,820   $114,095,979
                                     ============   =============   ==============   ============   ============   ============

                                         STATE STREET RESEARCH MONEY MARKET
                                                     SUB-ACCOUNT
                                     -------------------------------------------
                                       FOR THE        FOR THE      FOR THE YEAR
                                      YEAR ENDED     YEAR ENDED        ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    302,050   $    885,634   $   2,942,507
 Net realized (losses) gains from
  security transactions............           109             --              --
 Change in net unrealized
  appreciation (deprecation) of
  investments......................          (109)            --              --
                                     ------------   ------------   -------------
  Net increase (decrease) in net
   assets resulting from
   operations......................       302,050        885,634       2,942,507
                                     ------------   ------------   -------------
From capital transactions:
 Net premiums......................    59,868,783     89,038,110     183,577,288
 Redemptions.......................   (13,469,916)   (12,316,384)     (7,992,640)
                                     ------------   ------------   -------------
 Total net premiums
  (redemptions)....................    46,398,867     76,721,726     175,584,648
 Net Sub-Account transfers.........   (24,894,875)   (41,624,400)   (144,125,333)
 Net other transfers...............   (30,426,253)   (21,898,761)    (19,899,736)
                                     ------------   ------------   -------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    (8,922,261)    13,198,565      11,559,579
                                     ------------   ------------   -------------
NET CHANGE IN NET ASSETS...........    (8,620,211)    14,084,199      14,502,086
NET ASSETS -- BEGINNING OF
 PERIOD............................   112,701,218     98,617,019      84,114,933
                                     ------------   ------------   -------------
NET ASSETS -- END OF PERIOD........  $104,081,007   $112,701,218   $  98,617,019
                                     ============   ============   =============

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE      FOR THE YEAR     FOR THE        FOR THE      FOR THE YEAR
     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $   567,177    $ 7,571,101    $13,299,631    $   (607,258)  $   (466,607)  $   (103,520)
       (590,219)       687,033        (18,326)      2,072,341      3,813,413         26,315
     11,635,702    (12,621,080)   (16,406,840)     37,646,195    (15,327,523)    16,647,698
    -----------    ------------   ------------   ------------   ------------   ------------
     11,612,660     (4,362,946)    (3,125,535)     39,111,278    (11,980,717)    16,570,493
    -----------    ------------   ------------   ------------   ------------   ------------
     11,514,915     11,019,716     10,244,678      23,628,782     21,761,800     12,235,298
     (3,195,735)    (3,005,418)    (2,836,810)     (7,245,783)    (5,167,843)    (2,702,206)
    -----------    ------------   ------------   ------------   ------------   ------------
      8,319,180      8,014,298      7,407,868      16,382,999     16,593,957      9,533,092
      2,338,322      2,047,593      3,235,428       6,793,497     23,836,746     34,392,616
     (6,981,931)    (6,659,290)    (5,371,662)    (13,962,777)   (12,156,751)    (6,740,000)
    -----------    ------------   ------------   ------------   ------------   ------------
      3,675,571      3,402,601      5,271,634       9,213,719     28,273,952     37,185,708
    -----------    ------------   ------------   ------------   ------------   ------------
     15,288,231       (960,345)     2,146,099      48,324,997     16,293,235     53,756,201
     68,206,350     69,166,695     67,020,596     117,335,065    101,041,830     47,285,629
    -----------    ------------   ------------   ------------   ------------   ------------
    $83,494,581    $68,206,350    $69,166,695    $165,660,062   $117,335,065   $101,041,830
    ===========    ============   ============   ============   ============   ============

                FI STRUCTURED EQUITY                       LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE      FOR THE YEAR     FOR THE        FOR THE      FOR THE YEAR
      YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $    55,175    $   195,420    $   223,731    $   (788,840)  $   (656,731)  $  9,744,423
      (3,299,189)     1,899,725       (100,512)        496,209      4,513,962         (5,616)
      19,298,428    (18,712,878)   (14,499,780)     38,409,165    (34,940,969)   (23,777,058)
     -----------    ------------   ------------   ------------   ------------   ------------
      16,054,414    (16,617,733)   (14,376,561)     38,116,534    (31,083,738)   (14,038,251)
     -----------    ------------   ------------   ------------   ------------   ------------
      12,107,470     14,513,861     17,243,170      22,141,769     25,258,947     27,576,083
      (3,999,213)    (3,593,368)    (2,453,316)     (6,905,500)    (6,230,888)    (5,230,883)
     -----------    ------------   ------------   ------------   ------------   ------------
       8,108,257     10,920,493     14,789,854      15,236,269     19,028,059     22,345,200
      (5,024,334)    (6,987,198)    (3,228,191)     (4,945,535)    (6,918,288)      (897,800)
      (7,338,672)    (7,859,332)    (8,206,973)    (13,122,406)   (14,581,770)   (13,552,749)
     -----------    ------------   ------------   ------------   ------------   ------------
      (4,254,749)    (3,926,037)     3,354,690      (2,831,672)    (2,471,999)     7,894,651
     -----------    ------------   ------------   ------------   ------------   ------------
      11,799,665    (20,543,770)   (11,021,871)     35,284,862    (33,555,737)    (6,143,600)
      64,281,366     84,825,136     95,847,007     107,869,661    141,425,398    147,568,998
     -----------    ------------   ------------   ------------   ------------   ------------
     $76,081,031    $64,281,366    $84,825,136    $143,154,523   $107,869,661   $141,425,398
     ===========    ============   ============   ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                      BALANCED                               DAVIS VENTURE VALUE
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   381,213    $   276,488    $   591,253    $   (654,671)  $    664,748   $ 24,228,935
 Net realized (losses) gains from
  security transactions............   (1,188,235)    (1,537,528)       (21,371)      2,248,831      8,638,974        (20,358)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,749,628     (1,288,815)    (1,463,815)     68,401,357    (56,221,915)   (55,778,227)
                                     -----------    -----------    -----------    ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................    2,942,606     (2,549,855)      (893,933)     69,995,517    (46,918,193)   (31,569,650)
                                     -----------    -----------    -----------    ------------   ------------   ------------
From capital transactions:
 Net premiums......................    3,361,068      3,924,576      3,491,442      50,679,220     55,135,416     54,072,478
 Redemptions.......................   (1,300,345)      (907,354)      (754,833)    (14,383,047)   (11,989,460)    (8,701,548)
                                     -----------    -----------    -----------    ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    2,060,723      3,017,222      2,736,609      36,296,173     43,145,956     45,370,930
 Net Sub-Account transfers.........      191,088       (294,928)       919,446      (2,223,360)    (6,324,654)    29,927,924
 Net other transfers...............   (2,244,310)    (2,446,226)    (1,818,811)    (30,573,850)   (29,734,062)   (26,694,975)
                                     -----------    -----------    -----------    ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................        7,501        276,068      1,837,244       3,498,963      7,087,240     48,603,879
                                     -----------    -----------    -----------    ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    2,950,107     (2,273,787)       943,311      73,494,480    (39,830,953)    17,034,229
NET ASSETS -- BEGINNING OF
 PERIOD............................   15,536,667     17,810,454     16,867,143     229,190,785    269,021,738    251,987,509
                                     -----------    -----------    -----------    ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $18,486,774    $15,536,667    $17,810,454    $302,685,265   $229,190,785   $269,021,738
                                     ===========    ===========    ===========    ============   ============   ============

                                                ALGER EQUITY GROWTH
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,163,548)  $ (1,346,954)  $ 15,883,967
 Net realized (losses) gains from
  security transactions............   (16,506,451)     3,186,557     (3,900,025)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    76,978,626    (92,753,612)   (51,416,836)
                                     ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................    59,308,627    (90,914,009)   (39,432,894)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    45,221,422     55,603,488     64,300,826
 Redemptions.......................   (11,751,978)   (10,450,731)    (9,853,730)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    33,469,444     45,152,757     54,447,096
 Net Sub-Account transfers.........   (17,265,746)   (23,278,546)     2,175,648
 Net other transfers...............   (25,268,081)   (26,675,457)   (47,284,621)
                                     ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    (9,064,383)    (4,801,246)     9,338,123
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    50,244,244    (95,715,255)   (30,094,771)
NET ASSETS -- BEGINNING OF
 PERIOD............................   175,111,354    270,826,609    300,921,380
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $225,355,598   $175,111,354   $270,826,609
                                     ============   ============   ============

                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003           2002           2001           2003            2002            2001
    ------------   ------------   ------------   -------------   -------------   -------------
     $   11,172     $   40,330      $ 42,961      $   15,318      $   73,896      $   83,037
         17,323          7,689            86            (968)        (26,212)            340
        (20,770)        24,678         4,160         144,628          52,240         (18,408)
     ----------     ----------      --------      ----------      ----------      ----------
          7,725         72,697        47,207         158,978          99,924          64,969
     ----------     ----------      --------      ----------      ----------      ----------
             --             --            --              --              --              --
        (37,215)            --       (10,706)        (14,950)         (1,175)        (36,313)
     ----------     ----------      --------      ----------      ----------      ----------
        (37,215)            --       (10,706)        (14,950)         (1,175)        (36,313)
       (219,727)            --        28,413         307,148         (71,648)        102,007
          3,351        349,796       (13,093)        (37,201)         (9,413)        (14,087)
     ----------     ----------      --------      ----------      ----------      ----------
       (253,591)       349,796         4,614         254,997         (82,236)         51,607
     ----------     ----------      --------      ----------      ----------      ----------
       (245,866)       422,493        51,821         413,975          17,688         116,576
      1,274,788        852,295       800,474       1,224,029       1,206,341       1,089,765
     ----------     ----------      --------      ----------      ----------      ----------
     $1,028,922     $1,274,788      $852,295      $1,638,004      $1,224,029      $1,206,341
     ==========     ==========      ========      ==========      ==========      ==========

                MFS INVESTORS TRUST                         MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  (12,013)   $    (4,802)    $   (7,499)   $    23,965    $   (45,423)   $    47,580
        (409,975)      (398,792)       (11,947)    (1,791,509)    (2,345,654)      (277,116)
       1,376,363       (679,536)      (702,670)     3,705,437       (643,921)    (3,572,735)
      ----------    -----------     ----------    -----------    -----------    -----------
         954,375     (1,083,130)      (722,116)     1,937,893     (3,034,998)    (3,802,271)
      ----------    -----------     ----------    -----------    -----------    -----------
       1,147,796      1,261,160      1,104,466      2,047,668      2,848,128      3,666,773
        (163,074)       (82,430)       (45,776)      (543,834)      (474,981)      (467,089)
      ----------    -----------     ----------    -----------    -----------    -----------
         984,722      1,178,730      1,058,690      1,503,834      2,373,147      3,199,684
        (117,190)        60,503      1,339,007       (749,402)    (2,014,769)     1,144,285
        (671,565)      (552,026)      (352,993)    (1,201,059)    (1,488,777)      (666,033)
      ----------    -----------     ----------    -----------    -----------    -----------
         195,967        687,207      2,044,704       (446,627)    (1,130,399)     3,677,936
      ----------    -----------     ----------    -----------    -----------    -----------
       1,150,342       (395,923)     1,322,588      1,491,266     (4,165,397)      (124,335)
       4,290,981      4,686,904      3,364,316      8,632,455     12,797,852     12,922,187
      ----------    -----------     ----------    -----------    -----------    -----------
      $5,441,323    $ 4,290,981     $4,686,904    $10,123,721    $ 8,632,455    $12,797,852
      ==========    ===========     ==========    ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                       FI MID CAP OPPORTUNITIES                    JANUS MID CAP
                                              SUB-ACCOUNT                           SUB-ACCOUNT
                                     -----------------------------   ------------------------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003            2002            2003           2002           2001
                                     ------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $   12,309       $   (62)      $  (145,350)   $  (135,700)   $  (161,569)
 Net realized (losses) gains from
  security transactions............      127,595           186        (8,848,297)   (12,257,869)      (417,064)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       72,556         1,330        16,405,131      3,466,757    (11,300,813)
                                      ----------       -------       -----------    ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................      212,460         1,454         7,411,484     (8,926,812)   (11,879,446)
                                      ----------       -------       -----------    ------------   ------------
From capital transactions:
 Net premiums......................      116,624        11,358         7,041,558      9,276,903     10,576,777
 Redemptions.......................       (3,846)           --        (1,499,649)    (1,042,710)      (677,625)
                                      ----------       -------       -----------    ------------   ------------
 Total net premiums
  (redemptions)....................      112,778        11,358         5,541,909      8,234,193      9,899,152
 Net Sub-Account transfers.........      814,509        25,547        (2,996,184)    (3,222,513)     9,477,069
 Net other transfers...............      (31,842)       (9,465)       (3,227,297)    (3,318,501)    (3,392,964)
                                      ----------       -------       -----------    ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................      895,445        27,440          (681,572)     1,693,179     15,983,257
                                      ----------       -------       -----------    ------------   ------------
NET CHANGE IN NET ASSETS...........    1,107,905        28,894         6,729,912     (7,233,633)     4,103,811
NET ASSETS -- BEGINNING OF
 PERIOD............................       28,894            --        21,829,984     29,063,617     24,959,806
                                      ----------       -------       -----------    ------------   ------------
NET ASSETS -- END OF PERIOD........   $1,136,799       $28,894       $28,559,896    $21,829,984    $29,063,617
                                      ==========       =======       ===========    ============   ============

                                                 MET/PUTNAM VOYAGER
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   (35,622)   $   (33,891)   $   (36,744)
 Net realized (losses) gains from
  security transactions............   (1,420,059)    (2,630,379)      (249,945)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,007,526        539,725     (2,008,286)
                                     -----------    -----------    -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    1,551,845     (2,124,545)    (2,294,975)
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    2,037,690      2,550,638      2,041,506
 Redemptions.......................     (379,984)      (178,950)      (125,346)
                                     -----------    -----------    -----------
 Total net premiums
  (redemptions)....................    1,657,706      2,371,688      1,916,160
 Net Sub-Account transfers.........     (548,529)      (563,705)     2,813,031
 Net other transfers...............   (1,103,456)      (922,093)      (418,889)
                                     -----------    -----------    -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................        5,721        885,890      4,310,302
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........    1,557,566     (1,238,655)     2,015,327
NET ASSETS -- BEGINNING OF
 PERIOD............................    5,859,485      7,098,140      5,082,813
                                     -----------    -----------    -----------
NET ASSETS -- END OF PERIOD........  $ 7,417,051    $ 5,859,485    $ 7,098,140
                                     ===========    ===========    ===========

                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $    10,969    $     6,866     $  (12,915)   $    27,379    $    54,623    $   627,602
       (218,557)      (563,915)       (22,652)    (1,596,931)      (449,822)      (115,753)
      4,042,967     (1,042,793)       337,385      9,520,606     (4,539,403)    (5,013,560)
    -----------    -----------     ----------    -----------    -----------    -----------
      3,835,379     (1,599,842)       301,818      7,951,054     (4,934,602)    (4,501,711)
    -----------    -----------     ----------    -----------    -----------    -----------
      2,147,657      1,919,451      1,367,109      7,582,960      6,406,193      5,579,942
       (414,064)      (264,112)      (136,116)    (1,266,087)      (893,212)      (696,941)
    -----------    -----------     ----------    -----------    -----------    -----------
      1,733,593      1,655,339      1,230,993      6,316,873      5,512,981      4,883,001
      2,137,245      2,006,579      2,704,989     (1,110,458)     3,553,221      5,403,726
     (1,106,091)      (821,225)      (466,334)    (2,948,680)    (1,595,963)    (1,735,387)
    -----------    -----------     ----------    -----------    -----------    -----------
      2,764,747      2,840,693      3,469,648      2,257,735      7,470,239      8,551,340
    -----------    -----------     ----------    -----------    -----------    -----------
      6,600,126      1,240,851      3,771,466     10,208,789      2,535,637      4,049,629
      7,181,453      5,940,602      2,169,136     25,459,765     22,924,128     18,874,499
    -----------    -----------     ----------    -----------    -----------    -----------
    $13,781,579    $ 7,181,453     $5,940,602    $35,668,554    $25,459,765    $22,924,128
    ===========    ===========     ==========    ===========    ===========    ===========

             STATE STREET RESEARCH AURORA                      METLIFE STOCK INDEX
                     SUB-ACCOUNT                                   SUB-ACCOUNT
     --------------------------------------------   ------------------------------------------
       FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002            2001            2003           2002           2001
     ------------   ------------   --------------   ------------   ------------   ------------
     $  (220,330)   $    12,029     $   (33,101)    $  1,927,224   $  1,916,746   $  6,039,934
        (644,461)      (643,247)         (9,118)      (6,888,669)    (5,805,619)    26,752,426
      18,233,077     (7,624,022)        617,685       48,248,495    (42,875,959)   (59,509,369)
     -----------    -----------     -----------     ------------   ------------   ------------
      17,368,286     (8,255,240)        575,466       43,287,050    (46,764,832)   (26,717,009)
     -----------    -----------     -----------     ------------   ------------   ------------
      10,089,124      8,662,181       1,478,099       34,309,746     37,063,908     39,801,654
      (1,757,565)    (1,385,821)       (167,176)      (9,320,811)    (8,271,246)    (6,513,787)
     -----------    -----------     -----------     ------------   ------------   ------------
       8,331,559      7,276,360       1,310,923       24,988,935     28,792,662     33,287,867
       6,188,962     18,104,292      15,717,971       (6,704,351)    (6,187,606)    15,241,914
      (5,485,904)    (3,298,409)       (629,917)     (18,977,138)   (18,597,608)   (18,044,521)
     -----------    -----------     -----------     ------------   ------------   ------------
       9,034,617     22,082,243      16,398,977         (692,554)     4,007,448     30,485,260
     -----------    -----------     -----------     ------------   ------------   ------------
      26,402,903     13,827,003      16,974,443       42,594,496    (42,757,384)     3,768,251
      30,801,446     16,974,443              --      158,369,412    201,126,796    197,358,545
     -----------    -----------     -----------     ------------   ------------   ------------
     $57,204,349    $30,801,446     $16,974,443     $200,963,908   $158,369,412   $201,126,796
     ===========    ===========     ===========     ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                         LEHMAN BROTHERS AGGREGATE BOND INDEX                MORGAN STANLEY EAFE INDEX
                                                     SUB-ACCOUNT                                    SUB-ACCOUNT
                                     --------------------------------------------   --------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001            2003           2002            2001
                                     ------------   ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ 1,337,102    $   226,726      $   (6,116)     $   26,542     $   (1,300)      $   (591)
 Net realized (losses) gains from
  security transactions............      226,944         85,942             822          (4,000)       (48,380)            16
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     (790,508)     1,000,240          44,782       1,159,515       (155,310)        (4,182)
                                     -----------    -----------      ----------      ----------     ----------       --------
  Net increase (decrease) in net
   assets resulting from
   operations......................      773,538      1,312,908          39,488       1,182,057       (204,990)        (4,757)
                                     -----------    -----------      ----------      ----------     ----------       --------
From capital transactions:
 Net premiums......................    6,405,157      2,872,377         384,578         955,692        534,654         68,580
 Redemptions.......................   (2,047,281)      (728,353)        (51,865)        (25,831)       (14,775)       (10,573)
                                     -----------    -----------      ----------      ----------     ----------       --------
 Total net premiums
  (redemptions)....................    4,357,876      2,144,024         332,713         929,861        519,879         58,007
 Net Sub-Account transfers.........    2,526,491     14,531,633       4,188,650       1,327,027        996,756        333,025
 Net other transfers...............   (3,052,553)    (1,140,897)        (73,661)       (356,835)       (85,402)       127,991
                                     -----------    -----------      ----------      ----------     ----------       --------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    3,831,814     15,534,760       4,447,702       1,900,053      1,431,233        519,023
                                     -----------    -----------      ----------      ----------     ----------       --------
NET CHANGE IN NET ASSETS...........    4,605,352     16,847,668       4,487,190       3,082,110      1,226,243        514,266
NET ASSETS -- BEGINNING OF
 PERIOD............................   21,334,858      4,487,190              --       1,740,509        514,266             --
                                     -----------    -----------      ----------      ----------     ----------       --------
NET ASSETS -- END OF PERIOD........  $25,940,210    $21,334,858      $4,487,190      $4,822,619     $1,740,509       $514,266
                                     ===========    ===========      ==========      ==========     ==========       ========

                                              METLIFE MID CAP STOCK INDEX
                                                      SUB-ACCOUNT
                                     ---------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $   (1,048)    $   (5,354)     $   (1,777)
 Net realized (losses) gains from
  security transactions............      (99,390)       (54,202)             26
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    1,548,974       (478,537)         44,502
                                      ----------     ----------      ----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    1,448,536       (538,093)         42,751
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................    1,331,548        843,981         158,146
 Redemptions.......................     (115,943)       (41,416)         (8,975)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................    1,215,605        802,565         149,171
 Net Sub-Account transfers.........      983,814      2,330,476         944,550
 Net other transfers...............     (721,359)      (319,196)        (21,020)
                                      ----------     ----------      ----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    1,478,060      2,813,845       1,072,701
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........    2,926,596      2,275,752       1,115,452
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,391,204      1,115,452              --
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $6,317,800     $3,391,204      $1,115,452
                                      ==========     ==========      ==========

                       See Notes to Financial Statements.

                                                                                                 STATE STREET RESEARCH
     FRANKLIN TEMPLETON SMALL CAP GROWTH       STATE STREET RESEARCH INVESTMENT TRUST               LARGE CAP VALUE
                 SUB-ACCOUNT                                 SUB-ACCOUNT                              SUB-ACCOUNT
    -------------------------------------      ---------------------------------------      --------------------------------
      FOR THE           FOR THE PERIOD            FOR THE            FOR THE PERIOD           FOR THE         FOR THE PERIOD
     YEAR ENDED       JANUARY 14, 2002 TO       YEAR ENDED        JANUARY 14, 2002 TO        YEAR ENDED       MAY 1, 2002 TO
    DECEMBER 31,         DECEMBER 31,          DECEMBER 31,           DECEMBER 31,          DECEMBER 31,       DECEMBER 31,
        2003                 2002                  2003                   2002                  2003               2002
    ------------      -------------------      -------------      --------------------      ------------      --------------
     $  (10,623)          $   (3,846)            $  1,859               $   (236)            $   11,700          $  1,234
        (86,599)             (64,412)              (9,549)                (5,406)                 7,098            (5,405)
        862,991             (199,380)             167,330                (37,833)               430,295           (10,014)
     ----------           ----------             --------               --------             ----------          --------
        765,769             (267,638)             159,640                (43,475)               449,093           (14,185)
     ----------           ----------             --------               --------             ----------          --------
        626,914              250,912              294,200                 90,594                588,546            46,427
        (68,310)             (19,428)              (6,692)               (13,633)               (35,863)               (9)
     ----------           ----------             --------               --------             ----------          --------
        558,604              231,484              287,508                 76,961                552,683            46,418
      1,276,977            1,468,425              209,005                329,748                768,299           407,503
       (561,231)            (124,782)             (66,161)               (41,299)               (43,285)              590
     ----------           ----------             --------               --------             ----------          --------
      1,274,350            1,575,127              430,352                365,410              1,277,697           454,511
     ----------           ----------             --------               --------             ----------          --------
      2,040,119            1,307,489              589,992                321,935              1,726,790           440,326
      1,307,489                   --              321,935                     --                440,326                --
     ----------           ----------             --------               --------             ----------          --------
     $3,347,608           $1,307,489             $911,927               $321,935             $2,167,116          $440,326
     ==========           ==========             ========               ========             ==========          ========

           NEUBERGER BERMAN PARTNERS
                 MID CAP VALUE
                  SUB-ACCOUNT
     -------------------------------------
       FOR THE           FOR THE PERIOD
      YEAR ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,         DECEMBER 31,
         2003                 2002
     ------------      -------------------
      $  (16,058)          $   (8,198)
         (53,468)             (18,580)
       2,029,909             (228,386)
      ----------           ----------
       1,960,383             (255,164)
      ----------           ----------
       1,338,647              512,612
        (369,440)             (38,899)
      ----------           ----------
         969,207              473,713
       3,377,481            3,758,198
        (628,765)             (72,582)
      ----------           ----------
       3,717,923            4,159,329
      ----------           ----------
       5,678,306            3,904,165
       3,904,165                   --
      ----------           ----------
      $9,582,471           $3,904,165
      ==========           ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                       HARRIS OAKMARK LARGE CAP                 AMERICAN FUNDS GROWTH
                                           VALUE SUB-ACCOUNT                         SUB-ACCOUNT
                                     -----------------------------   --------------------------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003           2002            2001
                                     ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (16,941)     $    5,876     $  (258,724)   $  (168,810)    $   669,463
 Net realized (losses) gains from
  security transactions............       12,721         (13,014)       (740,689)    (1,769,305)         (5,360)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      855,125         (52,488)     20,874,621     (7,716,831)       (243,374)
                                      ----------      ----------     -----------    -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................      850,905         (59,626)     19,875,208     (9,654,946)        420,729
                                      ----------      ----------     -----------    -----------     -----------
From capital transactions:
 Net premiums......................    1,051,332         388,947      18,076,014     11,414,042       1,979,441
 Redemptions.......................     (118,247)        (18,954)     (2,511,887)      (956,522)       (144,984)
                                      ----------      ----------     -----------    -----------     -----------
 Total net premiums
  (redemptions)....................      933,085         369,993      15,564,127     10,457,520       1,834,457
 Net Sub-Account transfers.........    2,713,869       1,257,829      25,797,183     25,670,224      19,367,339
 Net other transfers...............     (304,968)       (151,560)     (6,639,402)    (4,057,007)       (431,269)
                                      ----------      ----------     -----------    -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    3,341,986       1,476,262      34,721,908     32,070,737      20,770,527
                                      ----------      ----------     -----------    -----------     -----------
NET CHANGE IN NET ASSETS...........    4,192,891       1,416,636      54,597,116     22,415,791      21,191,256
NET ASSETS -- BEGINNING OF
 PERIOD............................    1,416,636              --      43,607,047     21,191,256              --
                                      ----------      ----------     -----------    -----------     -----------
NET ASSETS -- END OF PERIOD........   $5,609,527      $1,416,636     $98,204,163    $43,607,047     $21,191,256
                                      ==========      ==========     ===========    ===========     ===========

                                             AMERICAN FUNDS GROWTH-INCOME
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   314,416    $   180,987     $   219,880
 Net realized (losses) gains from
  security transactions............     (344,078)      (667,401)         (4,325)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................   13,921,980     (4,433,373)        158,373
                                     -----------    -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................   13,892,318     (4,919,787)        373,928
                                     -----------    -----------     -----------
From capital transactions:
 Net premiums......................   11,986,156      8,310,809       1,528,344
 Redemptions.......................   (1,757,182)      (756,414)       (143,885)
                                     -----------    -----------     -----------
 Total net premiums
  (redemptions)....................   10,228,974      7,554,395       1,384,459
 Net Sub-Account transfers.........   11,608,524     15,559,701      13,853,685
 Net other transfers...............   (5,699,341)    (2,985,289)       (590,170)
                                     -----------    -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   16,138,157     20,128,807      14,647,974
                                     -----------    -----------     -----------
NET CHANGE IN NET ASSETS...........   30,030,475     15,209,020      15,021,902
NET ASSETS -- BEGINNING OF
 PERIOD............................   30,230,922     15,021,902              --
                                     -----------    -----------     -----------
NET ASSETS -- END OF PERIOD........  $60,261,397    $30,230,922     $15,021,902
                                     ===========    ===========     ===========

                       See Notes to Financial Statements.

          AMERICAN FUNDS GLOBAL SMALL CAP                    FIDELITY EQUITY-INCOME
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
      FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
    $     3,132    $    11,170      $   15,084     $  1,586,835   $  5,403,035   $ 10,100,355
        206,759       (190,487)         (4,543)       3,057,078      5,466,327         (2,881)
      4,450,306     (1,204,973)        130,865       32,047,140    (40,377,303)   (20,180,653)
    -----------    -----------      ----------     ------------   ------------   ------------
      4,660,197     (1,384,290)        141,406       36,691,053    (29,507,941)   (10,083,179)
    -----------    -----------      ----------     ------------   ------------   ------------
      2,417,979      1,483,048         199,909       20,400,552     22,531,776     23,566,426
       (365,821)      (149,413)        (18,564)      (9,427,069)   (16,315,552)    (6,104,089)
    -----------    -----------      ----------     ------------   ------------   ------------
      2,052,158      1,333,635         181,345       10,973,483      6,216,224     17,462,337
      3,880,302      4,687,315       2,120,530       (4,338,335)    (3,318,658)     1,729,692
     (1,076,102)      (295,368)       (130,639)     (13,401,569)   (14,275,115)   (14,881,838)
    -----------    -----------      ----------     ------------   ------------   ------------
      4,856,358      5,725,582       2,171,236       (6,766,421)   (11,377,549)     4,310,191
    -----------    -----------      ----------     ------------   ------------   ------------
      9,516,555      4,341,292       2,312,642       29,924,632    (40,885,490)    (5,772,988)
      6,653,934      2,312,642              --      128,013,740    168,899,230    174,672,218
    -----------    -----------      ----------     ------------   ------------   ------------
    $16,170,489    $ 6,653,934      $2,312,642     $157,938,372   $128,013,740   $168,899,230
    ===========    ===========      ==========     ============   ============   ============

                 FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $    182,318   $    173,336   $ 23,618,658   $ 1,349,986    $ 1,483,708    $ 1,663,913
       (5,236,010)    (2,238,040)   (23,051,827)   (4,099,423)    (5,162,418)      (408,150)
       42,374,348    (21,574,452)   (34,163,623)    8,050,306      4,578,778     (2,905,218)
     ------------   ------------   ------------   -----------    -----------    -----------
       37,320,656    (23,639,156)   (33,596,792)    5,300,869        900,068     (1,649,455)
     ------------   ------------   ------------   -----------    -----------    -----------
       17,122,647     20,344,954     22,864,761     4,963,021      3,813,957      3,376,955
       (6,202,508)    (5,241,284)    (5,059,804)   (1,437,342)      (898,196)      (398,080)
     ------------   ------------   ------------   -----------    -----------    -----------
       10,920,139     15,103,670     17,804,957     3,525,679      2,915,761      2,978,875
       (4,234,418)    (6,490,242)    (2,729,062)    4,117,695      1,990,409      3,183,382
       (9,440,483)    (5,955,817)   (69,264,627)   (3,026,505)    (2,434,319)    (2,217,026)
     ------------   ------------   ------------   -----------    -----------    -----------
       (2,754,762)     2,657,611    (54,188,732)    4,616,869      2,471,851      3,945,231
     ------------   ------------   ------------   -----------    -----------    -----------
       34,565,894    (20,981,545)   (87,785,524)    9,917,738      3,371,919      2,295,776
       85,622,356    106,603,901    194,389,425    18,661,123     15,289,204     12,993,428
     ------------   ------------   ------------   -----------    -----------    -----------
     $120,188,250   $ 85,622,356   $106,603,901   $28,578,861    $18,661,123    $15,289,204
     ============   ============   ============   ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                               FIDELITY ASSET MANAGER                T. ROWE PRICE MID CAP GROWTH
                                                    SUB-ACCOUNT                              SUB-ACCOUNT
                                     ------------------------------------------   ----------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 14, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                         2003           2002           2001           2003              2002
                                     ------------   ------------   ------------   ------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   487,434    $   531,971    $   745,211     $  (16,606)       $    3,615
 Net realized (losses) gains from
  security transactions............     (872,306)      (432,857)       (35,169)      (186,614)         (132,297)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,202,703     (1,776,281)    (1,423,225)     1,114,108          (445,589)
                                     -----------    -----------    -----------     ----------        ----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    2,817,831     (1,677,167)      (713,183)       910,888          (574,271)
                                     -----------    -----------    -----------     ----------        ----------
From capital transactions:
 Net premiums......................    3,254,973      3,351,209      3,516,423        664,276           286,665
 Redemptions.......................     (961,891)      (755,893)      (842,300)       (48,139)          (23,104)
                                     -----------    -----------    -----------     ----------        ----------
 Total net premiums
  (redemptions)....................    2,293,082      2,595,316      2,674,123        616,137           263,561
 Net Sub-Account transfers.........       85,024        364,022      1,595,619      3,020,641         2,082,432
 Net other transfers...............   (2,103,803)    (2,303,855)    (1,447,196)      (975,420)         (177,662)
                                     -----------    -----------    -----------     ----------        ----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................      274,303        655,483      2,822,546      2,661,358         2,168,331
                                     -----------    -----------    -----------     ----------        ----------
NET CHANGE IN NET ASSETS...........    3,092,134     (1,021,684)     2,109,363      3,572,246         1,594,060
NET ASSETS -- BEGINNING OF
 PERIOD............................   15,929,814     16,951,498     14,842,135      1,594,060                --
                                     -----------    -----------    -----------     ----------        ----------
NET ASSETS -- END OF PERIOD........  $19,021,948    $15,929,814    $16,951,498     $5,166,306        $1,594,060
                                     ===========    ===========    ===========     ==========        ==========

                                          PIMCO TOTAL RETURN
                                              SUB-ACCOUNT
                                     -----------------------------
                                       FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   389,103     $   (55,100)
 Net realized (losses) gains from
  security transactions............      278,352          29,320
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       81,019         343,965
                                     -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................      748,474         318,185
                                     -----------     -----------
From capital transactions:
 Net premiums......................    6,449,772       1,153,449
 Redemptions.......................   (1,527,429)       (135,966)
                                     -----------     -----------
 Total net premiums
  (redemptions)....................    4,922,343       1,017,483
 Net Sub-Account transfers.........    9,142,667      10,385,033
 Net other transfers...............   (2,079,323)       (174,901)
                                     -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   11,985,687      11,227,615
                                     -----------     -----------
NET CHANGE IN NET ASSETS...........   12,734,161      11,545,800
NET ASSETS -- BEGINNING OF
 PERIOD............................   11,545,800              --
                                     -----------     -----------
NET ASSETS -- END OF PERIOD........  $24,279,961     $11,545,800
                                     ===========     ===========

                       See Notes to Financial Statements.

             PIMCO INNOVATION             MET/AIM MID CAP CORE EQUITY       MET/AIM SMALL CAP GROWTH
               SUB-ACCOUNT                        SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------   -----------------------------   ------------------------------
      FOR THE        FOR THE PERIOD        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    JANUARY 14, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003              2002               2003            2002            2003            2002
    ------------   -------------------   ------------   --------------   ------------   ---------------
     $   (7,072)        $  (1,032)        $   13,977       $   (449)      $  (12,757)     $   (2,314)
         21,687          (177,812)             1,636         (1,711)         105,553         (12,284)
        526,988           (20,265)           399,111        (13,932)         704,818         (81,133)
     ----------         ---------         ----------       --------       ----------      ----------
        541,603          (199,109)           414,724        (16,092)         797,614         (95,731)
     ----------         ---------         ----------       --------       ----------      ----------
        408,951           131,808            437,915         82,277          539,325         198,445
        (66,341)             (148)           (25,464)        (8,039)         (30,595)        (10,244)
     ----------         ---------         ----------       --------       ----------      ----------
        342,610           131,660            412,451         74,238          508,730         188,201
      2,041,259           414,579          1,149,868        635,542        1,422,448       1,044,610
      1,073,742           (51,389)          (156,513)         9,162         (290,399)         (6,753)
     ----------         ---------         ----------       --------       ----------      ----------
      3,457,611           494,850          1,405,806        718,942        1,640,779       1,226,058
     ----------         ---------         ----------       --------       ----------      ----------
      3,999,214           295,741          1,820,530        702,850        2,438,393       1,130,327
        295,741                --            702,850             --        1,130,327              --
     ----------         ---------         ----------       --------       ----------      ----------
     $4,294,955         $ 295,741         $2,523,380       $702,850       $3,568,720      $1,130,327
     ==========         =========         ==========       ========       ==========      ==========

     HARRIS OAKMARK INTERNATIONAL              JANUS AGGRESSIVE GROWTH
              SUB-ACCOUNT                            SUB-ACCOUNT
     -----------------------------   --------------------------------------------
       FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002            2003           2002            2001
     ------------   --------------   ------------   ------------   --------------
      $   52,464       $   (14)       $   (8,972)    $   (6,201)      $ (1,591)
          12,684          (277)         (258,917)       (97,313)          (798)
         581,719          (756)          718,951       (305,291)       (39,685)
      ----------       -------        ----------     ----------       --------
         646,867        (1,047)          451,062       (408,805)       (42,074)
      ----------       -------        ----------     ----------       --------
         240,079         7,235           554,767        416,795         64,937
          (4,166)           --           (61,581)       (36,161)       (26,573)
      ----------       -------        ----------     ----------       --------
         235,913         7,235           493,186        380,634         38,364
       4,358,614        24,381            95,782        545,333        940,157
         (49,105)         (298)         (345,110)       (50,462)       (48,875)
      ----------       -------        ----------     ----------       --------
       4,545,422        31,318           243,858        875,505        929,646
      ----------       -------        ----------     ----------       --------
       5,192,289        30,271           694,920        466,700        887,572
          30,271            --         1,354,272        887,572             --
      ----------       -------        ----------     ----------       --------
      $5,222,560       $30,271        $2,049,192     $1,354,272       $887,572
      ==========       =======        ==========     ==========       ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2003

1. BUSINESS. New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life policies ("Policies"). NELICO is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account presently consists of forty-three sub-accounts that support variable life insurance policies.

The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund, collectively, (the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Accounts assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below represents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account                      Morgan Stanley EAFE Index Sub-Account(a)
State Street Research Bond Income Sub-Account  MetLife Mid Cap Stock Index Sub-Account(a)
State Street Research Money Market             Franklin Templeton Small Cap Growth Sub-Account(b)
Sub-Account                                    State Street Research Investment Trust Sub-Account(b)
MFS Total Return Sub-Account                   State Street Research Large Cap Value Sub-Account(c)
Harris Oakmark Focused Value Sub-Account       Neuberger Berman Partners Mid Cap Value Sub-Account(b)
FI Structured Equity Sub-Account               Harris Oakmark Large Cap Value Sub-Account(c)
Loomis Sayles Small Cap Sub-Account            American Funds Growth Sub-Account(a)
Balanced Sub-Account                           American Funds Growth-Income Sub-Account(a)
Davis Venture Value Sub-Account                American Funds Global Small Cap Sub-Account(a)
Alger Equity Growth Sub-Account                Fidelity Equity-Income Sub-Account
Salomon Brothers U.S. Government Sub-Account   Fidelity Overseas Sub-Account
Salomon Brothers Strategic Bond Opportunities  Fidelity High Income Sub-Account
Sub-Account                                    Fidelity Asset Manager Sub-Account
MFS Investors Trust Sub-Account                T. Rowe Price Mid Cap Growth Sub-Account(b)
MFS Research Managers Sub-Account              PIMCO Total Return Sub-Account(c)
FI Mid Cap Opportunities Sub-Account(c)        PIMCO Innovation Sub-Account(b)
Janus Mid Cap Sub-Account                      Met/AIM Mid Cap Core Equity Sub-Account(c)
Met/Putnam Voyager Sub-Account                 Met/AIM Small Cap Growth Sub-Account(c)
Russell 2000 Index Sub-Account                 Harris Oakmark International Sub-Account(c)
FI International Stock Sub-Account             Janus Aggressive Growth Sub-Account(a)
State Street Research Aurora Sub-Account(a)
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index
Sub-Account(a)

(a) On May 1, 2001, operations commenced for the eight new sub-accounts added to the Separate Account on that date: State Street Research Aurora Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Janus Aggressive Growth Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Cap Sub-Account.

(b) On January 14, 2002, operations commenced for five new sub-accounts added to the Separate Account on that date: Franklin Templeton Small Cap Growth Sub-Account, State Street Research Investment Trust Sub-Account, Neuberger Berman Partners Mid Cap Value Sub-Account, T. Rowe Price Mid Cap Growth Sub-Account and PIMCO Innovation Sub-Account.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS (CONTINUED)


(c) On May 1, 2002, operations commenced for the seven new sub-accounts added to the Separate Account on that date: FI Mid Cap Opportunities Sub-Account, State Street Research Large Cap Value Sub-Account, Harris Oakmark Large Cap Value Sub-Account, PIMCO Total Return Sub-Account, Met/AIM Mid Cap Core Equity Sub-Account, Met/AIM Small Cap Growth Sub-Account, and Harris Oakmark International Sub-Account.

2. SIGNIFICANT ACCOUNTING POLICIES. The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

A. VALUATION OF INVESTMENTS. Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

B. SECURITY TRANSACTIONS. Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

C. FEDERAL INCOME TAXES. The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

D. NET PREMIUMS. NELICO deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E. USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

F. PORTFOLIO AND OTHER TRANSFERS. Transfers among the sub-accounts are presented under the caption net portfolio transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES. NELICO charges for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS. The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $ 29,300     $ 82,151
State Street Research Bond Income Sub-Account...............    23,422       19,943
State Street Research Money Market Sub-Account..............    32,895       42,202
MFS Total Return Sub-Account................................    11,604        7,342
Harris Oakmark Focused Value Sub-Account....................    22,520       13,767
FI Structured Equity Sub-Account............................     6,467       10,603
Loomis Sayles Small Cap Sub-Account.........................    11,824       15,351
Balanced Sub-Account........................................     3,559        3,060
Davis Venture Value Sub-Account.............................    33,005       29,565
Alger Equity Growth Sub-Account.............................    22,379       32,156
Salomon Brothers U.S. Government Sub-Account................       177          433
Salomon Brothers Strategic Bond Opportunities Sub-Account...       357          101
MFS Investors Trust Sub-Account.............................     1,205          921
MFS Research Managers Sub-Account...........................     1,798        2,154
FI Mid Cap Opportunities Sub-Account........................     2,007        1,053
Janus Mid Cap Sub-Account...................................     4,958        5,613
Met/Putnam Voyager Sub-Account..............................     1,943        1,825
Russell 2000 Index Sub-Account..............................     5,813        2,943
FI International Stock Sub-Account..........................     6,915        4,448
State Street Research Aurora Sub-Account....................    14,352        5,275
MetLife Stock Index Sub-Account.............................    23,267       21,787
Lehman Brothers Aggregate Bond Index Sub-Account............    11,256        5,986
Morgan Stanley EAFE Index Sub-Account.......................     3,145        1,105
MetLife Mid Cap Stock Index Sub-Account.....................     2,518          853
Franklin Templeton Small Cap Growth Sub-Account.............     2,173          873
State Street Research Investment Trust Sub-Account..........       506           34
State Street Research Large Cap Value Sub-Account...........     1,465           91
Neuberger Berman Partners Mid Cap Value Sub-Account.........     5,592        1,809
Harris Oakmark Large Cap Value Sub-Account..................     4,360          955
American Funds Growth Sub-Account...........................    40,379        5,845
American Funds Growth-Income Sub-Account....................    22,741        4,454
American Funds Global Small Cap Sub-Account.................     6,942        1,942
Fidelity Equity-Income Sub-Account..........................    12,098       17,303
Fidelity Overseas Sub-Account...............................    10,132       12,573
Fidelity High Income Sub-Account............................    14,138        7,967
Fidelity Asset Manager Sub-Account..........................     3,741        2,877
T. Rowe Price Mid Cap Growth Sub-Account....................     3,606          452
PIMCO Total Return Sub-Account..............................    16,455        3,905
PIMCO Innovation Sub-Account................................     2,791          429
Met/AIM Mid Cap Core Equity Sub-Account.....................     1,642          169
Met/AIM Small Cap Growth Sub-Account........................     2,720        1,007
Harris Oakmark International Sub-Account....................     4,754           86
Janus Aggressive Growth Sub-Account.........................     2,393        2,083
                                                              --------     --------
  Total.....................................................  $435,314     $375,491
                                                              ========     ========

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS. The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying funds, and the investment income ratio to average net assets, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                             STATE STREET         STATE STREET
                                                            RESEARCH BOND           RESEARCH            MFS TOTAL
                                       ZENITH EQUITY            INCOME            MONEY MARKET            RETURN
                                        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------   ------------------   ------------------
2003
Net Assets (In Thousands)..........  $          756,136   $          144,581   $          104,081   $           83,495
Investment Income Ratio to Average
 Net Assets(1).....................                0.26%                3.23%                0.79%                1.36%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     30.27% to 31.45%       4.90% to 5.85%      -0.10% to 0.81%     15.95% to 17.00%
2002
Net Assets (In Thousands)..........  $          622,855   $          137,283   $          112,701   $           68,206
Investment Income Ratio to Average
 Net Assets(1).....................                0.36%                4.74%                1.34%               11.66%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -22.63% to -21.93%       7.48% to 8.45%        .51% to 1.42%     -6.23% to -5.38%
2001
Net Assets (In Thousands)..........  $          869,830   $          114,096   $           98,617   $           69,167
Investment Income Ratio to Average
 Net Assets(1).....................                1.51%                7.99%                3.76%               20.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -17.18% to -16.43%       7.83% to 8.81%       3.04% to 3.98%     -4.67% to -3.80%

                                           HARRIS
                                          OAKMARK           FI STRUCTURED
                                       FOCUSED VALUE            EQUITY
                                        SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------
2003
Net Assets (In Thousands)..........  $          165,660   $           76,081
Investment Income Ratio to Average
 Net Assets(1).....................                0.14%                0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     31.47% to 32.66%     25.78% to 26.92%
2002
Net Assets (In Thousands)..........  $          117,335   $           64,281
Investment Income Ratio to Average
 Net Assets(1).....................                0.21%                0.91%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     -9.65% to -8.84%   -20.18% to -19.46%
2001
Net Assets (In Thousands)..........  $          101,042   $           84,825
Investment Income Ratio to Average
 Net Assets(1).....................                0.51%                0.90%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.63% to 27.78%    -14.70% to 13.93%

                                         FI MID CAP                                MET/PUTNAM          RUSSELL 2000
                                       OPPORTUNITIES        JANUS MID CAP           VOYAGER               INDEX
                                        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------   ------------------   ------------------
2003
Net Assets (In Thousands)..........  $            1,137   $           28,560   $            7,417   $           13,782
Investment Income Ratio to Average
 Net Assets(1).....................                2.59%                0.00%                0.00%                0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     41.25% to 42.53%     33.38% to 34.58%     24.78% to 25.91%     44.76% to 46.07%
2002
Net Assets (In Thousands)..........  $               29   $           21,830   $            5,859   $            7,181
Investment Income Ratio to Average
 Net Assets(1).....................                0.00%                0.00%                0.00%                0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.95% to -18.10%   -29.63% to -28.99%   -29.55% to -28.91%   -21.18% to -20.46%
2001
Net Assets (In Thousands)..........  $               --   $           29,064   $            7,098   $            5,941
Investment Income Ratio to Average
 Net Assets(1).....................                  --                 0.00%                0.00%                0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                  --    -38.23% to -37.54%   -31.45% to -30.82%      -0.04% to 0.87%

                                      FI INTERNATIONAL       STATE STREET
                                           STOCK           RESEARCH AURORA
                                        SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------
2003
Net Assets (In Thousands)..........  $           35,669   $           57,204
Investment Income Ratio to Average
 Net Assets(1).....................                0.68%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.90% to 28.04%     48.79% to 50.14%
2002
Net Assets (In Thousands)..........  $           25,460   $           30,801
Investment Income Ratio to Average
 Net Assets(1).....................                0.85%                0.56%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.23% to -17.49%   -22.02% to -21.32%
2001
Net Assets (In Thousands)..........  $           22,924   $           16,974
Investment Income Ratio to Average
 Net Assets(1).....................                3.67%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -21.31% to -20.59%       -.60% to 0.00%

(a) On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Portfolio, which is no longer available for investment under the policies. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Portfolio.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying fund's net asset value per share, a daily charge against the sub-account for mortality and expense risks, and any dividend or capital gain distributions from the fund. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in the fee structures result in a variety of expense ratios and total returns.

                                                                                                           SALOMON BROTHERS
      LOOMIS SAYLES                             DAVIS VENTURE            ALGER          SALOMON BROTHERS    STRATEGIC BOND
        SMALL CAP             BALANCED              VALUE            EQUITY GROWTH      U.S. GOVERNMENT     OPPORTUNITIES
       SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ----------------   ----------------
    $143,155...........  $           18,487   $          302,685   $          225,356        $1,029             $1,638
                  0.00%                2.89%                0.36%                0.06%         1.90%              2.09%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
       35.24% to 36.47%     18.68% to 19.75%     29.70% to 30.87%     33.94% to 35.15%         1.68%             12.62%
    $107,870...........  $           15,537   $          229,191   $          175,111        $1,275             $1,224
                  0.11%                2.33%                0.90%                0.00%         3.86%              7.06%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
     -22.26% to -21.56%   -14.32% to -13.54%   -17.12% to -16.37%   -33.77% to -33.17%         7.94%              9.61%
    $141,425...........  $           17,810   $          269,022   $          270,827        $  852             $1,206
                  7.37%                4.11%                9.95%                6.20%         6.11%              8.15%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
        -9.65% to 8.83%     -5.31% to -4.45%   -11.95% to -11.14%   -12.82% to -12.02%         6.73%              6.82%


       MFS INVESTORS         MFS RESEARCH
           TRUST               MANAGERS
        SUB-ACCOUNT          SUB-ACCOUNT
     ------------------   ------------------
     $            5,441   $           10,124
                   0.31%                0.86%
          0.00% to 0.90%       0.00% to 0.90%
        20.76% to 21.85%     22.99% to 24.10%
     $            4,291   $            8,632
                   0.45%                0.17%
          0.00% to 0.90%       0.00% to 0.90%
      -20.93% to -20.21%   -24.80% to -24.12%
     $            4,687   $           12,798
                   0.43%                1.00%
          0.00% to 0.90%       0.00% to 0.90%
      -16.69% to -15.93%   -21.67% to -20.95%

                          LEHMAN BROTHERS                                                                       STATE STREET
         METLIFE             AGGREGATE          MORGAN STANLEY      METLIFE MID CAP     FRANKLIN TEMPLETON        RESEARCH
       STOCK INDEX           BOND INDEX           EAFE INDEX          STOCK INDEX        SMALL CAP GROWTH     INVESTMENT TRUST
      SUB-ACCOUNT(A)        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
    $200,964...........  $           25,940   $            4,823   $            6,318   $           3,348    $              912
                  1.69%                6.15%                1.26%                0.45%               0.00%                 0.65%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       27.05% to 28.20%       2.70% to 3.63%     36.40% to 37.64%     33.76% to 34.96%    43.63% to 44.93%      29.07% to 30.24%
    $158,369...........  $           21,335   $            1,741   $            3,391   $           1,307    $              322
                  1.69%                2.19%                0.34%                0.34%               0.00%                 0.34%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
     -23.02% to -22.33%      9.25% to 10.23%   -17.38% to -16.63%   -15.67% to -14.91%  -28.46% to -27.82%    -26.80% to -26.13%
    $201,127...........  $            4,487   $              514   $            1,115   $              --    $               --
                  3.68%                0.00%                0.00%                0.00%                 --                    --
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%                 --                    --
     -13.02% to -12.23%       4.18% to 4.81%   -16.69% to -16.19%     -1.45% to -0.85%                 --                    --

        STATE STREET      NEUBERGER BERMAN
          RESEARCH        PARTNERS PARTNERS
      LARGE CAP VALUE       MID CAP VALUE
        SUB-ACCOUNT          SUB-ACCOUNT
     ------------------   -----------------
     $            2,167   $           9,582
                   1.39%               0.26%
          0.00% to 0.90%      0.00% to 0.90%
        34.46% to 35.68%    35.29% to 36.52%
     $              440   $           3,904
                   0.91%               0.08%
          0.00% to 0.90%      0.00% to 0.90%
      -20.44% to -19.96%   -10.44% to -9.63%
     $               --   $              --
                     --                  --
                     --                  --
                     --                  --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          HARRIS
                                          OAKMARK         AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS
                                      LARGE CAP VALUE         GROWTH           GROWTH-INCOME     GLOBAL SMALL CAP
                                        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------   -----------------   -----------------
2003
Net Assets (In Thousands)..........  $          5,610    $         98,204    $         60,261    $         16,170
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%               0.13%               1.18%               0.52%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   24.37% to 25.49%    35.58% to 36.81%    31.24% to 32.43%    52.15% to 53.53%
2002
Net Assets (In Thousands)..........  $          1,417    $         43,607    $         30,231    $          6,654
Investment Income Ratio to Average
 Net Assets(1).....................              1.16%               0.04%               1.36%               0.89%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.58% to -17.08%  -25.13% to -24.45%  -19.08% to -18.34%  -19.78% to -19.05%
2001
Net Assets (In Thousands)..........  $             --    $         21,191    $         15,022    $          2,313
Investment Income Ratio to Average
 Net Assets(1).....................                --                6.64%               3.29%               1.65%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                --    -14.64% to -14.12%   -3.30% to -2.52%    -8.63% to -8.07%


                                         FIDELITY            FIDELITY
                                       EQUITY-INCOME         OVERSEAS
                                        SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------
2003
Net Assets (In Thousands)..........  $         157,938   $         120,188
Investment Income Ratio to Average
 Net Assets(1).....................               1.72%               0.77%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    29.16% to 30.33%    42.09% to 43.37%
2002
Net Assets (In Thousands)..........  $         128,014   $          85,622
Investment Income Ratio to Average
 Net Assets(1).....................               4.28%               0.81%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.69% to -16.95%  -20.99% to -20.28%
2001
Net Assets (In Thousands)..........  $         168,899   $         106,604
Investment Income Ratio to Average
 Net Assets(1).....................               6.52%              16.20%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    -5.81% to -4.96%  -21.88% to -21.17%

(a) On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Portfolio, which is no longer available for investment under the policies. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Portfolio.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying fund's net asset value per share, a daily charge against the sub-account for mortality and expense risks, and any dividend or capital gain distributions from the fund. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

        FIDELITY            FIDELITY          T. ROWE PRICE         PIMCO             PIMCO               MET/AIM
       HIGH INCOME        ASSET MANAGER      MID CAP GROWTH     TOTAL RETURN       INNOVATION       MID CAP CORE EQUITY
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   -----------------   -----------------   -------------   -----------------   -------------------
    $          28,579   $19,022...........  $           5,166   $      24,280   $           4,295    $           2,523
                 6.34%               3.39%               0.00%           2.79%               0.00%                1.38%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%  0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
      26.13% to 27.26%    16.92% to 17.97%    35.90% to 37.12%  3.58% to 4.52%    56.43% to 57.84%     25.29% to 26.42%
    $          18,661   $15,930...........  $           1,594   $      11,546   $             296    $             703
                 9.34%               3.85%               1.19%           0.00%               0.00%                0.24%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%  0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
        2.52% to 3.54%    -9.55% to -8.73%  -44.50% to -43.99%  6.44% to 7.08%  -51.01% to -50.57%   -14.70% to -14.18%
    $          15,289   $16,951...........  $              --   $          --   $              --    $              --
                12.44%               5.34%                 --              --                  --                   --
        0.00% to 0.90%      0.00% to 0.90%                 --              --                  --                   --
    -12.53% to -11.73%    -4.95% to -4.09%                 --              --                  --                   --

          MET/AIM         HARRIS OAKMARK           JANUS
     SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
     -----------------   -----------------   -----------------
     $          3,569    $          5,223    $           2,049
                 0.00%               2.22%                0.00%
        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
      37.83% to 39.08%    34.16% to 35.37%     28.76% to 29.93%
     $          1,130    $             30    $           1,354
                 0.00%               0.30%                0.00%
        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
     -24.11% to -23.65%  -15.77% to -15.64%  -31.19% to -30.56%
     $             --    $             --    $             888
                   --                  --                 0.00%
                   --                  --        0.00% to 0.90%
                   --                  --    -22.27% to -21.80%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6. CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS. Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio; and State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio.

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2003 AND 2002
(DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003       2002
                                                              -------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $667 and $658, respectively)...........  $   702    $  685
  Equity securities, at fair value (cost: $23 and $37,
    respectively)...........................................       35        36
  Mortgage loans on real estate.............................        9        --
  Policy loans..............................................      279       270
  Other limited partnership interests.......................       17        15
  Short-term investments....................................       25        53
  Other invested assets.....................................        1        --
                                                              -------    ------
      Total investments.....................................    1,068     1,059
                                                              -------    ------
Cash and cash equivalents...................................       33        87
Accrued investment income...................................       18        17
Premiums and other receivables..............................      212       180
Deferred policy acquisition costs...........................    1,241     1,240
Current income taxes receivable.............................        4        --
Other assets................................................       54        81
Separate account assets.....................................    7,566     5,425
                                                              -------    ------
      TOTAL ASSETS..........................................  $10,196    $8,089
                                                              =======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   389    $  338
  Policyholder account balances.............................      854       748
  Other policyholder funds..................................      308       306
  Policyholder dividends payable............................        3         2
  Current income taxes payable..............................       --        16
  Deferred income taxes payable.............................       46        53
  Other liabilities.........................................      146       254
  Separate account liabilities..............................    7,566     5,425
                                                              -------    ------
      TOTAL LIABILITIES.....................................    9,312     7,142
                                                              -------    ------
STOCKHOLDER'S EQUITY:
Preferred stock, no par value; 1,000,000 shares authorized;
  100,000 issued and outstanding at December 31, 2003 and
  200,000 issued and outstanding at December 31, 2002.......       --        --
Common stock, par value $125 per share, 50,000 shares
  authorized; 20,000 shares issued and outstanding..........        3         3
Additional paid-in capital..................................      558       647
Retained earnings...........................................      299       273
Accumulated other comprehensive income......................       24        24
                                                              -------    ------
      TOTAL STOCKHOLDER'S EQUITY............................      884       947
                                                              -------    ------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY............  $10,196    $8,089
                                                              =======    ======

          See accompanying notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                              2003    2002    2001
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $ 88    $ 91    $117
Universal life and investment-type product policy fees......   462     407     351
Net investment income.......................................    53      36      44
Other revenues..............................................   142     190     221
Net investment gains (losses)...............................     4     (11)     (1)
                                                              ----    ----    ----
        TOTAL REVENUES......................................   749     713     732
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   127     131     104
Interest credited to policyholder account balances..........    33      30      24
Policyholder dividends......................................     5       5       3
Other expenses..............................................   517     495     471
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   682     661     602
                                                              ----    ----    ----
Income before provision for income taxes....................    67      52     130
Provision for income taxes..................................     6       7      39
                                                              ----    ----    ----
Income before cumulative effect of a change in accounting
  principle and minority interest...........................    61      45      91
Cumulative effect of a change in accounting, net of income
  taxes.....................................................    --     (15)     --
Minority interest...........................................   (32)    (25)    (20)
                                                              ----    ----    ----
NET INCOME..................................................  $ 29    $  5    $ 71
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                                                       ACCUMULATED
                                                              ADDITIONAL                  OTHER
                                                     COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                                     STOCK     CAPITAL     EARNINGS   INCOME (LOSS)   TOTAL
                                                     ------   ----------   --------   -------------   -----
BALANCE AT DECEMBER 31, 2000.......................    $3       $ 647        $210          $(9)       $ 851
  Dividends on preferred stock.....................                            (8)                       (8)
  Comprehensive income:
    Net income.....................................                            71                        71
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes...............................                                         13           13
                                                                                                      -----
  Comprehensive income.............................                                                      84
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2001.......................     3         647         273            4          927
  Dividends on preferred stock.....................                            (5)                       (5)
  Comprehensive income:
    Net income.....................................                             5                         5
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes...............................                                         20           20
                                                                                                      -----
  Comprehensive income.............................                                                      25
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2002.......................     3         647         273           24          947
  Dividends on preferred stock.....................                            (3)                       (3)
  Redemption of preferred stock....................              (100)                                 (100)
  Sale of subsidiary to affiliate..................                11                                    11
  Comprehensive income:
    Net income.....................................                            29                        29
                                                                                                      -----
    Comprehensive income...........................                                                      29
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2003.......................    $3       $ 558        $299          $24        $ 884
                                                       ==       =====        ====          ===        =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..................................................  $    29   $     5   $    71
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................        7         6        11
    Amortization of premiums and accretion of discounts
     associated with investments, net.......................        5         1        (1)
    (Gains) losses from sales of investments and businesses,
     net....................................................       (4)       11         1
    Change in undistributed income of other limited
     partnership interest...................................       (2)        4        (8)
    Interest credited to other policyholder account
     balances...............................................       33        30        24
    Universal life and investment-type product policy
     fees...................................................     (462)     (407)     (351)
    Change in accrued investment income.....................       (1)        2         1
    Change in premiums and other receivables................      (36)       (1)      (45)
    Change in deferred policy acquisition costs, net........      (15)      (66)     (145)
    Change in insurance-related liabilities.................       48        79        68
    Change in income taxes payable..........................      (32)       (4)       37
    Change in other liabilities.............................     (100)      104       (28)
  Other, net................................................       76        86       126
                                                              -------   -------   -------
Net cash used in operating activities.......................     (454)     (150)     (239)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      195       176       135
    Equity securities.......................................       32        14        --
    Other limited partnership interests.....................        1         2        --
  Purchases of:
    Fixed maturities........................................     (194)     (550)     (226)
    Equity securities.......................................      (18)       --        (5)
    Mortgage loans on real estate...........................       (9)       --        --
    Other limited partnership interests.....................       --        (2)      (12)
  Net change in short-term investments......................       20       (53)       10
  Net change in policy loans................................       (9)       (8)      (28)
  Sale of subsidiary to affiliate...........................       11        --        --
  Other, net................................................       (1)       26        (5)
                                                              -------   -------   -------
Net cash provided by (used in) investing activities.........       28      (395)     (131)
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    1,632     1,534     2,207
    Withdrawals.............................................   (1,157)   (1,107)   (1,733)
  Redemption of preferred stock.............................     (100)       --        --
  Dividends on preferred stock..............................       (3)       (5)       (8)
                                                              -------   -------   -------
Net cash provided by financing activities...................      372       422       466
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (54)     (123)       96
Cash and cash equivalents, beginning of year................       87       210       114
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    33   $    87   $   210
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest................................................  $     1   $     1   $     2
                                                              =======   =======   =======
  Income taxes..............................................  $    38   $     5   $     9
                                                              =======   =======   =======
  Non-cash transactions during the year:
    Business dispositions -- assets.........................       22        --        --
                                                              =======   =======   =======
    Business dispositions -- liabilities....................       10        --        --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formally, a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, New England Securities Corporation ("NES") for non-insurance operations. NELICO owns a majority interest in MetLife Advisors LLC ("Advisors") and New England Financial Distributors LLC ("NEFD").

N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; New England Life Holdings, Inc. ("NELHC") was dissolved in 2003, and are included in the accompanying financial statements until the date of transaction. See Note 11.

The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of Metropolitan Life through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisors, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisors was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to January 1, 2001, Advisors was owned 100% by NELICO. On January 1, 2001 NELICO entered into an agreement with certain affiliated entities whereby those entities received a non-voting equity interest in Advisors NELICO retained 100% of the voting interests.

NLHC engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. NLS, a wholly owned subsidiary of NLHC, is a NASD registered broker/dealer. NLA, a wholly owned subsidiary of NLHC, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The preparation of financial statements requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates, and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated. In addition, the Company has established a minority interest for the portion of the net income of Advisors not attributable to the Company's ownership of $32 million, $25 million, and $20 million for the years ended December 31, 2003, 2002 and 2001, respectively. Minority interest in the stockholder's equity of the Company was less than $1 million as of December 31, 2003 and 2002, respectively.

The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and mortgage loans, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and
(vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

VARIABLE INTEREST ENTITIES

During 2003, the Financial Accounting Standard Board ("FASB") Interpretation No. ("FIN") 46 Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)") established new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). The Company is required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The adoption of FIN 46 and FIN 46(r) did not have a significant impact on the Company's consolidated financial statements.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instruments effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency, denominated liabilities and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND COMPUTER SOFTWARE

Property and equipment, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from three to five years for property and equipment. Accumulated depreciation and amortization of property and equipment was $5 million and $7 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $467 thousand, $1 million and $1 million for the years ended December 31, 2003, 2002 and 2001, respectively. During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $22 million and $15 million at December 31, 2003 and 2002, respectively. Related amortization expense was $7 million, $5 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

DEFERRED POLICY ACQUISITION COSTS

The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs ("DAC"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, DAC are amortized in proportion to the present value

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

DAC for non-participating traditional life, non-medical health policies and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 10 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

During 2002, the Company completed the goodwill impairment tests, which indicated the Company's goodwill was impaired. The Company wrote off all of the goodwill and recorded a cumulative effect of a change in accounting principle of $15 million. The goodwill impairment was due to reductions in anticipated future performance of its subsidiary, Nathan and Lewis Securities, Inc. Goodwill at December 31, 2001 was $15 million, net of $2 million of accumulated amortization.

Net income for the year ended December 31, 2001, adjusted to exclude amortization of goodwill, would have been $73 million.

FUTURE POLICY BENEFITS

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such fees are recognized in the period in which services are performed. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

Other revenues include broker/dealer commissions and fees, and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force and 9% of the number of life insurance policies in force at December 31, 2003 and 2002. Participating policies represented approximately 53% and 74%, 52% and 70%, and 52% and 67% of gross and net life insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively.

INCOME TAXES

Beginning in taxable year 2002, the Company joined with MetLife and its includable affiliates in filing a consolidated federal income tax return. Prior to taxable year 2002, NELICO and its includable life insurance and non-life insurance subsidiaries filed a separate consolidated federal income tax return. Non-includable subsidiaries of NELICO file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

REINSURANCE

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate account accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in universal life and investment-type products fees. See "-- Application of Recent Accounting Pronouncements --."

LITIGATION

The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain of the Company's litigation or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-1") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife that provides a prescription drug benefit. MetLife has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

contracts by approximately $50 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51 and FIN 46(r). A VIE is defined as
(i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 7.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amortization of goodwill, prior to the adoption of SFAS 142 was $2 million for the year ended December 31, 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $15 million charge to earnings relating to the impairment of all goodwill assets in the fourth quarter of 2002 as a cumulative effect of a change in accounting.

Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS 141 did not have an impact on the Company's consolidated financial statements.

In July 2001, SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on the Company's consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                              GROSS
                                                                            UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities.................................    $453       $28      $--       $481
  Mortgage-backed securities................................     103         2      --         105
  Foreign corporate securities..............................      55         4      --          59
  U.S. treasuries/agencies..................................      31         1      --          32
  Foreign government securities.............................       3        --      --           3
  Other fixed income assets.................................      22        --      --          22
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $667       $35      $--       $702
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 23       $12      $--       $ 35
                                                                ====       ===      ==        ====

Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                              GROSS
                                                                            UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities.................................    $371       $19      $2        $388
  Mortgage-backed securities................................     141         3      --         144
  Foreign corporate securities..............................      60         4       1          63
  U.S. treasuries/agencies..................................      22         2      --          24
  Asset-backed securities...................................      40         2      --          42
  Commercial mortgage-backed securities.....................       6        --      --           6
  Foreign government securities.............................       1        --      --           1
  Other fixed income assets.................................      17        --      --          17
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $658       $30      $3        $685
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 37       $--      $1        $ 36
                                                                ====       ===      ==        ====

The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003 and 2002.

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $32 million and $28 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $3 million and a loss of less than $1 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $1 million at December 31, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date are shown below:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 35          $ 36
Due after one year through five years.......................     206           216
Due after five years through ten years......................     232           249
Due after ten years.........................................      91            96
                                                                ----          ----
    Subtotal................................................     564           597
Mortgage-backed and asset-backed securities.................     103           105
                                                                ----          ----
  Total fixed maturities....................................    $667          $702
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities classified as available-for-sale were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2003      2002      2001
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Proceeds....................................................   $53       $62      $127
Gross investment gains......................................   $ 6       $ 1      $  2
Gross investment losses.....................................   $ 1       $ 3      $  2

Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other than temporarily impaired available-for-sale securities of $1 million, $9 million and $1 million, respectively.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The following table shows the estimated fair values of the Company's fixed maturities, aggregated by sector, that have been in a continuous loss position for less than 12 months at December 31, 2003 (Dollars in millions):

U.S. corporate securities...................................    $32
Foreign corporate securities................................      1
U.S. treasuries/agencies....................................      2
                                                                ---
    Total fixed maturities..................................    $35
                                                                ===

At December 31, 2003, fixed maturities and equity securities had unrealized losses of less than $1 million. Securities, in a continuous loss position for greater than 12 months, were less than $1 million at December 31, 2003.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair value of $6 million at December 31, 2003 and 2002.

MORTGAGE LOANS ON REAL ESTATE

The Company had commercial mortgage loans on real estate of $9 million at December 31, 2003.

Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2003, 54% and 46% of the properties were located in California and New York, respectively. Generally, the Company (as

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

the lender) requires a minimum of one-fourth of the purchase price of the underlying real estate to be paid by the borrower.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $35       $24       $23
Equity securities...........................................    1        --         1
Policy loans................................................   16        15        14
Other limited partnership interests.........................    3        (6)        5
Cash, cash equivalents and short-term investments...........    1         4        --
Other.......................................................   --         2         2
                                                              ---       ---       ---
    Total...................................................   56        39        45
Less: Investment expenses...................................    3         3         1
                                                              ---       ---       ---
    Net investment income...................................  $53       $36       $44
                                                              ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 5       $(5)      $(1)
Equity securities...........................................   (1)       (6)       --
                                                              ---       ----      ---
    Net realized investment gains (losses)..................  $ 4       $(11)     $(1)
                                                              ===       ====      ===

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $35       $27       $ 4
Equity securities...........................................   12        (1)       (3)
Derivatives.................................................   (3)       --        --
Other invested assets.......................................   (1)       (1)       (2)
                                                              ----      ----      ---
    Total...................................................   43        25        (1)
                                                              ----      ----      ---
Amounts allocable to:
    Deferred policy acquisition costs.......................   (5)        9         5
Deferred income taxes.......................................  (14)      (10)       --
                                                              ----      ----      ---
    Total...................................................  (19)       (1)        5
                                                              ----      ----      ---
    Net unrealized investment gains.........................  $24       $24       $ 4
                                                              ====      ====      ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $24       $ 4       $(9)
Unrealized gains during the year............................   18        26         6
Unrealized gains (losses) relating to:
    Deferred policy acquisition costs.......................  (14)        4        11
Deferred income taxes.......................................   (4)      (10)       (4)
                                                              ----      ----      ---
Balance at December 31......................................  $24       $24       $ 4
                                                              ----      ----      ---
Net change in unrealized investment gains...................  $--       $20       $13
                                                              ====      ====      ===

3. DERIVATIVE FINANCIAL INSTRUMENTS

At December 31, 2003, the Company holds foreign currency swaps with a combined notional amount of $10 million with terms exceeding five years, but within 10 years.

The Company recognized insignificant net investment expense from the periodic settlement of foreign currency swaps that qualify as accounting hedges under SFAS 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS 133.

There were no derivatives designated as fair value hedges during the years ended December 31, 2003, 2002 or 2001.

Foreign currency swaps designated as qualifying cash flow hedges of invested assets have a fair value of $3 million and are carried as a liability on the Company's consolidated balance sheet at December 31, 2003.

For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $3 million. There were insignificant amounts accumulated in other comprehensive income at December 31, 2002. For the year ended December 31, 2003, the market value of cash flow hedges decreased by $3 million. During the year ended December 31, 2003, the Company recognized other comprehensive net gains of $3 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no amounts of other comprehensive income or expense were reclassified to net investment income. During the years ended December 31, 2003 and 2002, no cash flow hedges were discontinued. During the year ended December 31, 2001, there were no cash flow hedges. The Company has no SFAS 133 transition adjustment.

Insignificant amounts of net investment expense and net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment gains and losses, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. INSURANCE

DEFERRED POLICY ACQUISITION COSTS

Information regarding DAC for the years ended December 31, 2003, 2002 and 2001 is as follows (Dollars in millions):

Balance at December 31, 2000................................    $1,013
Capitalizations.............................................       207
                                                                ------
    Total...................................................     1,220
Amortization allocated to:
  Unrealized investment gains (losses)......................       (11)
  Other expenses............................................        62
                                                                ------
    Total amortization......................................        51
Balance at December 31, 2001................................     1,169
Capitalizations.............................................       174
                                                                ------
    Total...................................................     1,343
Amortization allocated to:
  Unrealized investment gains (losses)......................        (4)
  Other expenses............................................       107
                                                                ------
    Total amortization......................................       103
Balance at December 31, 2002................................     1,240
Capitalizations.............................................       181
                                                                ------
    Total...................................................     1,421
Amortization allocated to:
  Unrealized investment gains (losses)......................        14
  Other expenses............................................       166
                                                                ------
    Total amortization......................................       180
                                                                ------
Balance at December 31, 2003................................    $1,241
                                                                ======

Amortization of DAC is allocated to: (i) unrealized investment gains and losses to provide information regarding the amount of DAC that would have been amortized to earnings, if such gains and losses had been recognized and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of DAC. Presenting investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 6% to 7%.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 3%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 1% to 9%, less expenses, mortality charges, and withdrawals.

SEPARATE ACCOUNTS

The Company has non-guaranteed separate accounts totaling $7,566 million and $5,425 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $61 million, $54 million and $48 million for the years ended December 31, 2003, 2002 and 2001, respectively.

5. REINSURANCE

The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its franchise. Risks in excess of $5 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

The effect of reinsurance on premiums earned is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                              2003       2002       2001
                                                              -----      -----      -----
                                                                 (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 233      $ 228      $ 305
Reinsurance assumed.........................................     --         --        (10)
Reinsurance ceded...........................................   (145)      (137)      (178)
                                                              -----      -----      -----
Net premiums................................................  $  88      $  91      $ 117
                                                              =====      =====      =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 118      $  97      $ 102
                                                              =====      =====      =====

Reinsurance recoverables, included in premiums and other receivables, were $136 million and $132 million at December 31, 2003 and 2002, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $ 34      $ 7      $ 4
  Reinsurance recoverables..................................   (28)      (5)      (3)
                                                              ----      ---      ---
Net balance at January 1....................................     6        2        1
                                                              ----      ---      ---
Incurred related to:
  Current year..............................................     2        1        1
  Prior years...............................................    --        3       --
                                                              ----      ---      ---
                                                                 2        4        1
                                                              ----      ---      ---
Net Balance at December 31..................................     8        6        2
  Add: Reinsurance recoverables.............................    33       28        5
                                                              ----      ---      ---
Balance at December 31......................................  $ 41      $34      $ 7
                                                              ====      ===      ===

6. INCOME TAXES

The provision for income tax expense was as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Current:
  Federal...................................................  $ 15     $ 27      $(2)
  State and Local...........................................     1       --       --
                                                              ----     ----      ---
                                                                16       27       (2)
                                                              ----     ----      ---
Deferred:
  Federal...................................................   (10)     (20)      41
                                                              ----     ----      ---
Provision for income taxes..................................  $  6     $  7      $39
                                                              ====     ====      ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes were as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $12      $18      $45
Tax effect of:
  Tax exempt investment income..............................    --       (3)      (2)
  Prior year taxes..........................................    (6)      --       --
  Other, net................................................    --       (8)      (4)
                                                               ---      ---      ---
Provision for income taxes..................................   $ 6      $ 7      $39
                                                               ===      ===      ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2003          2002
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................   $324          $300
  Net operating losses......................................     10            10
  Litigation related........................................      5            --
  Other.....................................................     --            22
                                                               ----          ----
                                                                339           332
  Less: Valuation allowance.................................     10            10
                                                               ----          ----
                                                                329           322
                                                               ----          ----
Deferred income tax liabilities:
  Investments...............................................      2            (5)
  Deferred policy acquisition costs.........................    357           355
  Net unrealized investment gains...........................     14            10
  Other.....................................................      2            15
                                                               ----          ----
                                                                375           375
                                                               ----          ----
Net deferred income tax liability...........................   $(46)         $(53)
                                                               ====          ====

7. COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2003, 2002, and 2001.

The Company has faced claims alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

The SEC is conducting a formal investigation of NES in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge resulting from certain improperly deferred expenses at the Company. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and the Company is fully cooperating with the investigation.

In August 2003, NELICO restated prior filed consolidated financial statements to recognize the expenses previously deferred.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

Wilmington Shipping Company ("WSC") and two of its employees have sued NELICO for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that NELICO advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that NELICO failed to give appropriate investment and plan termination advice to WSC plan trustees. Discovery is ongoing. NELICO plans to file a motion for summary judgment on a number of legal and factual grounds prior to the trial.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

SUMMARY

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

The Company, as lessee, has entered into various lease agreements for office space. Future minimum rental income relating to these lease agreements were as follows:

                                                                   RENTAL INCOME
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $20
2005........................................................            $18
2006........................................................            $13
2007........................................................            $ 8
2008........................................................            $ 4
Thereafter..................................................            $ 4

GUARANTEES

NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. The maximum potential obligation under the indemnities is not specified. Since this obligation is not subject to

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

limitation, NELICO does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

8. EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by MetLife. The Company has no legal obligation under these plans and the Company's share of net expense is allocated based on salary ratios. The Company's share of pension expense was $7 million and $5 million in 2003 and 2002, respectively. The Company incurred no pension expense for 2001. The Company's share of other postretirement benefit expense was $4 million and $3 million for 2003 and 2002, respectively. The Company incurred no other postretirement benefit expense for 2001.

The Company also participates in multi-employer plans that provide pension and other postretirement benefits. Contributions of $14 million, $12 million and $8 million were made to these plans for the years ended December 31, 2003, 2002 and 2001, respectively.

SAVINGS AND INVESTMENT PLANS

MetLife sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $1 million for each of the years ended December 31, 2003, 2002 and 2001.

9. STOCKHOLDER'S EQUITY

PREFERRED STOCK

On August 5, 2003, the Massachusetts Commissioner of Insurance (the "Commissioner") approved the Company's redemption of 100,000 shares of Series A Adjustable Rate Cumulative Preferred Stock (the "Preferred Stock") held by MetLife Credit Corporation, a subsidiary of Metropolitan Life, at the liquidation preference of $1,000 per share. Under terms of the agreement dated December 30, 1998, the remaining $100 million of Preferred Stock must be redeemed by December 30, 2005.

DIVIDEND RESTRICTIONS

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceed the greater of (i) 10% of NELICO's statutory surplus to policyholders as of the previous December 31, or (ii) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31. In addition, dividends cannot be paid from a source other than statutory surplus without prior approval of the Commissioner. Since NELICO's statutory surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

The Company paid no common stockholder dividends for the years ended December 31, 2003, 2002 and 2001. The Company paid preferred stockholder dividends of $3 million, $5 million, and $8 million during the years ended December 31, 2003, 2002, and 2001, respectively, with prior approval of the Commissioner.

STATUTORY EQUITY AND INCOME

Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Statutory net income (loss) of the Company, as filed with the Commonwealth of Massachusetts Division of Insurance (the "Division"), was $49 million, ($46) million and $2 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $327 million and $351 million at December 31, 2003 and 2002, respectively.

The National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

The Division required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

OTHER COMPREHENSIVE INCOME

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2003      2002      2001
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ 20       $ 9      $ 19
Income tax effect of holding gains..........................   (16)       (2)       (4)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income..................................................    (7)       16       (12)
  Amortization of premium and accretion of discounts on
    investments.............................................     5         1        (1)
  Income tax effect.........................................     2        (6)        3
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts.............................   (14)        4        11
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts................................    10        (2)       (3)
                                                              ----       ---      ----
Net unrealized investment gains.............................    --        20        13
                                                              ----       ---      ----
Other comprehensive income..................................  $ --       $20      $ 13
                                                              ====       ===      ====

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. OTHER EXPENSES

Other expenses were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 105     $  99     $ 106
Commissions.................................................    194       228       210
Amortization of policy acquisition costs....................    166       107        62
Capitalization of policy acquisition costs..................   (181)     (174)     (207)
Advisory fees...............................................    138        84        95
Insurance taxes, licenses, and fees.........................     17         8        23
Agency allowances...........................................     50        96       104
Other.......................................................     28        47        78
                                                              -----     -----     -----
Total.......................................................  $ 517     $ 495     $ 471
                                                              =====     =====     =====

11. ACQUISITIONS AND DISPOSITIONS

On August 1, 2003 NLS, a subsidiary of NLHC, was sold to MetLife and as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statements of income were ($1) million, ($17) million and ($4) million for the years ended December 31, 2003, 2002 and 2001, respectively.

On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entity sold, all of which are attributable to NLS, are included in the consolidated statements of income.

During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this disposition.

12. FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
DECEMBER 31, 2003                                              VALUE      FAIR VALUE
-----------------                                             --------    ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $702         $702
  Equity securities.........................................      35           35
  Mortgage loans on real estate.............................       9            9
  Policy loans..............................................     279          279
  Short-term investments....................................      25           25
  Cash and cash equivalents.................................      33           33
Liabilities:
  Policyholder account balances.............................     365          350

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                              CARRYING    ESTIMATED
DECEMBER 31, 2002                                              VALUE      FAIR VALUE
-----------------                                             --------    ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $685         $685
  Equity securities.........................................      36           36
  Policy loans..............................................     270          270
  Short-term investments....................................      53           53
  Cash and cash equivalents.................................      87           87
Liabilities:
  Policyholder account balances.............................     282          264

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of derivative instruments, specifically foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See
Note 3 for derivative fair value disclosures.

13. RELATED PARTY TRANSACTIONS

At December 31, 2003, the Company has preferred stock outstanding of $100 million owned by MetLife Credit Corporation, a wholly owned subsidiary of MetLife Holdings, Inc. During 2003, the Company redeemed $100 million of outstanding preferred stock. The Company paid $3 million, $5 million and $8 million of dividends on the preferred stock in 2003, 2002 and 2001, respectively.

Effective January 2003, the Company entered into a reinsurance contract with Metropolitan Life. Metropolitan Life reinsures substantially all of the Company's supplementary contracts without life contingencies. The Company ceded reserves of $39 million at December 31, 2003.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $2 million and $1 million for the use of the assets in 2003 and 2002, respectively.

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $175 million, $154 million and $73 million for administrative services in 2003, 2002 and 2001, respectively.

During 1998 the Company acquired NLHC and entered into employment agreements with key individuals of NLHC. Under these agreements, which expired in 2001, the Company paid $5 million in 2001. The Company incurred no expense for 2003 and 2002.

The Company has various reinsurance agreements with affiliated entities. The Company had ceded premium of $32 million, $34 million and $32 million in 2003, 2002 and 2001, respectively.

Management believes intercompany expenses have been calculated on a reasonable basis; however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.